[front cover]


September 30, 2000

AMERICAN CENTURY
Semiannual Report

Premium Bond


                                  [american century logo and text logo (reg.sm)]
                                                                        American
                                                                         Century

[inside front cover]

Review the day's market activity at www.americancentury.com

   Now you can find more perspective on daily stock and bond market activity on American Century's Web site.

Information and advance notice

   Our Daily Market Wraps provide at-a-glance descriptions of daily news and events that influenced the U.S. stock and bond markets. In addition, these write-ups provide advance notice of key economic reports or figures that are likely to affect market activity.

Review the week

   To put the week in perspective, look no further than our Weekly Market Wrap. This commentary discusses the week's economic and market news, providing a succinct review of what happened and what to look for in the week ahead.

Easy to find

   The Daily and Weekly Market Wraps are easy to find on our Web site. Just go to www.americancentury.com, click on "News" in the tool bar, and locate the Wrap you're looking for in the left column.

[Dalbar Seal]

    American   Century' s  fund  performance  reports  have  been  awarded  the
Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

[left margin]

PREMIUM BOND
(ACBPX)
--------------------------

TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED BY OBJECTIVE AND RISK.


Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers, Jr. and James E. Stowers III]
James E. Stowers, Jr., standing, with James E. Stowers III

     American Century Premium Bond posted a solid return for the six months ended September 30, 2000. Reflecting conditions that were better for bonds than for stocks, the fund outperformed the U.S. stock market as represented by the Wilshire 5000 stock index. For risk-averse investors or those with short investment horizons, this demonstrated the value of maintaining at least a modest fixed-income position to cushion against stock price swings.

     Similar to how the Wilshire 5000 mirrors the U.S. stock market, Premium Bond and its benchmark index mirror the taxable U.S. bond market. The fund's investment team reviews the market and fund performance beginning on page 3.

     Turning to corporate matters, Chase Manhattan Corp. recently announced plans to acquire J.P. Morgan & Co., a substantial minority shareholder in American Century Companies, Inc. since 1998. If the transaction is completed as expected, J.P. Morgan Chase, the new enterprise, will own the shares of American Century currently held by Morgan. Corporate control of American Century is not affected by this transaction. We will be exploring ways to partner with J.P. Morgan Chase for the benefit of fund shareholders.

     In other corporate news, some American Century executives have assumed important new responsibilities. For example, we have chosen to share the chairman of the board position and named American Century President William M. Lyons chief executive officer, giving him ultimate management responsibility for the entire company.

     These changes, plus the promotion of some key investment professionals, strengthen the leadership of our investment management area and allow us to pursue additional worthwhile endeavors. For example, Jim Stowers III will focus more on product innovation (in particular, leveraging our earnings-acceleration screening system to build the next generation of portfolio management technologies). However, his first priority will be continuing involvement on the investment teams responsible for the Ultra and Veedot funds.

     As always, we appreciate your continued confidence in American Century.

Sincerely,
/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Chairman of the Board and Founder                     Co-Chairman of the Board

[right margin]

                Table of Contents
   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
PREMIUM BOND
   Performance Information ................................................    5
   Management Q&A .........................................................    6
   Portfolio at a Glance ..................................................    6
   Yield ..................................................................    6
   Types of Investments ...................................................    7
   Schedule of Investments ................................................    8
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................   12
   Statement of Operations ................................................   13
   Statement of Changes
      in Net Assets .......................................................   14
   Notes to Financial
      Statements ..........................................................   15
   Financial Highlights ...................................................   17
OTHER INFORMATION
   Retirement Account
      Information .........................................................   18
   Background Information
      Investment Philosophy
         and Policies .....................................................   19
      Comparative Indices .................................................   19
      Lipper Rankings .....................................................   19
      Credit Rating
         Guidelines .......................................................   19
      Investment Team
         Leaders ..........................................................   19
   Glossary ...............................................................   20


                                                www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* U.S. bonds posted generally solid returns for the six months ended September 30, 2000.

* Broad U.S. bond indices generally outperformed the broadest U.S. stock indices.

*   Stock market volatility was one key factor that helped bonds.

* Other factors that favored bonds included signs of an economic slowdown and just one interest rate hike from the Federal Reserve during the period, compared with five during the previous nine months.

* As interest rates stabilized, mortgage-backed securities were the leading taxable bond sector in terms of return, followed by government agency and asset-backed bonds.

* After outperforming earlier in the year, Treasury securities trailed. Corporate bonds also lagged the other non-Treasury sectors.

MANAGEMENT Q&A

* Premium Bond performed quite well for the six months, beating the average return of its Lipper peer group but trailing the benchmark index.

* The fund's good performance against its peer group was due in part to lower-than-average expenses and a higher-than-average yield.

* Another factor that helped Premium Bond beat the average return of its Lipper category was the fund's lower-than-average exposure to corporate bonds, one of the lagging sectors of the market.

* However, Premium Bond's corporate holdings were larger than those of the benchmark, the Lehman Aggregate Bond Index. That was one reason why the fund trailed the index.

* Another reason was Premium Bond's performance in the second quarter. The fund lagged the index significantly during that quarter because the portfolio's duration and Treasury exposure were lower than the benchmark's when bonds rallied and Treasurys performed best of all.

* Premium Bond regained some ground against the index in the third quarter. Its underweight Treasury position paid off when Treasurys lagged all other sectors.

* As the investment team searched for relative value and higher yields, it trimmed the Treasury holdings and bolstered the mortgage sector.

* Premium Bond is still overweight in corporates compared with the benchmark, which should work out well as long as the economy doesn't suffer a hard landing. But if the economy slows sharply, the investment team would have to re-evaluate the mortgage and corporate positions, and turn more to Treasurys.

[left margin]

                    PREMIUM BOND
                      (ACBPX)
    TOTAL RETURNS:              AS OF 9/30/00
       6 Months                         4.34%*
       1 Year                           6.37%
    30-DAY SEC YIELD:                   6.71%
    INCEPTION DATE:                    4/1/93
    NET ASSETS:                $107.1 million

* Not annualized.

See Total Returns on page 5.
Investment terms are defined in the Glossary on pages 20-21.


2      1-800-345-2021


Market Perspective from Randall W. Merk
--------------------------------------------------------------------------------
[photo of Randall W. Merk]
Randall W. Merk, chief investment officer of fixed income at American Century

U.S. ECONOMIC AND BOND MARKET OVERVIEW

     An economic slowdown, an extended pause in the Federal Reserve's program of interest rate hikes, and stock market volatility helped U.S. bonds post generally solid returns during the six months ended September 30, 2000. The Lehman Brothers Aggregate Bond Index--which reflects the price fluctuations of over 6,000 mortgage-backed, Treasury, corporate, government agency, and asset-backed bonds in the U.S.--gained 4.81% during the period. By comparison, the U.S. stock market, represented by the Wilshire 5000 index, posted a -4.78% return.

     After withstanding six increases in short-term interest rates by the Federal Reserve since June 1999, the manufacturing sector and consumer demand in the U.S. finally slowed. As the threat of higher inflation faded in late May and June, the Fed stood pat after raising rates in mid-May.

     By late summer, rising oil prices and a declining euro (the European currency) further threatened global economic growth, as well as demand for U.S. goods and services. With corporate profits coming under pressure, stocks staggered and bonds were boosted by the combination of increased demand and a more stable interest rate environment.

SPREAD SECTORS OUTPERFORM TREASURYS

     Not all bond sectors benefited equally. In the taxable bond arena (the sectors encompassed by the Lehman Brothers Aggregate Bond Index), mortgage-backed, agency, and asset-backed bonds performed best. Investors sought value and higher yields in those sectors after Treasury yields dropped dramatically during the first half of this year. In addition, mortgage- and asset-backed securities tend to perform best when interest rates are relatively stable.

     As a result, Treasury notes and bonds generally underperformed non-Treasury (spread sector) notes and bonds during the six-month period, with the 30-year T-bond lagging furthest behind. With declining Treasury buybacks and higher oil prices taking their toll, the long end of the Treasury yield curve "disinverted" (the 30-year T-bond yielded more than the 10-year T-note) for the first time since mid-January. This disinversion gave another boost to spread-sector bonds--inverted yield curves are typically unfavorable for those securities.

MORTGAGE AND AGENCY SECTORS REBOUND FROM GSE DEBATE

     Increased demand for mortgage-backed and government agency securities caused the spread, or difference in yield, between Treasurys and these bond sectors to narrow. For example, the spread between a 30-year Fannie Mae (FNMA--the Federal National Mortgage Association) security and a 30-year Treasury bond narrowed from 120 basis points (1.20%--a basis point equals 0.01%)

[right margin]

"THE LEHMAN BROTHERS AGGREGATE BOND INDEX--WHICH REFLECTS THE PRICE FLUCTUATIONS OF OVER 6,000 TAXABLE BONDS IN THE U.S.--GAINED 4.81%."

[line graph - data below]

"DISINVERTING" TREASURY YIELD CURVE

YEARS TO
MATURITY        3/31/00         9/30/00
1                6.24%           6.10%
2                6.48%           5.98%
3                6.42%           5.93%
4                6.37%           5.89%
5                6.32%           5.85%
6                6.25%           5.84%
7                6.19%           5.83%
8                6.13%           5.82%
9                6.07%           5.81%
10               6.01%           5.80%
11               6.00%           5.80%
12               5.99%           5.80%
13               5.98%           5.80%
14               5.97%           5.80%
15               5.96%           5.80%
16               5.95%           5.80%
17               5.94%           5.80%
18               5.93%           5.80%
19               5.92%           5.80%
20               5.91%           5.80%
21               5.90%           5.80%
22               5.89%           5.81%
23               5.88%           5.82%
24               5.87%           5.83%
25               5.86%           5.84%
26               5.85%           5.85%
27               5.84%           5.86%
28               5.83%           5.87%
29               5.83%           5.88%
30               5.83%           5.89%

Source: Bloomberg Financial Markets

"WITH DECLINING TREASURY BUYBACKS AND HIGHER OIL PRICES TAKING THEIR TOLL, THE LONG END OF THE TREASURY YIELD CURVE 'DISINVERTED'."


                                                www.americancentury.com      3


Market Perspective from Randall W. Merk
--------------------------------------------------------------------------------
                                                                    (Continued)

on March 31, 2000 to 97 basis points on September 30. When spreads narrow, mortgage and agency securities tend to outperform Treasurys.

     Mortgage and agency securities were also helped when congressional action was delayed on the Baker Bill--HR 3703--which seeks to change the oversight and regulation of government-sponsored enterprises (GSEs) such as Fannie Mae and eliminate their government backing.

     Representative Richard Baker, the bill's sponsor, believes that the size and level of indebtedness of GSEs are causes for concern, though he does not believe that they pose an immediate risk to the financial markets because of the GSEs' current health. The bill didn't win much support because many of Baker's House colleagues didn't share his view of the threat and were unwilling to risk disrupting the GSEs' business and the bond market by legislating a problem of questionable proportions.

INTERMEDIATE-TERM TREASURYS AND TIIS PERFORM WELL

    With the long end of the Treasury yield curve "disinverting" and the short end stabilizing as the Fed stopped raising interest rates, the place to be in the Treasury market was in the two-to-ten-year maturity range. That's where yields fell (and prices rose) the most as economic and stock market conditions became more favorable for bonds. (See the Treasury yield curve graph on page 3.)

     The five-year note performed best, returning 4.85% as its yield fell 47 basis points. It was followed by the two-year note (3.71% total return, yield down 50 basis points) and the benchmark 10-year note (3.45% total return, yield down 21 basis points). By comparison, the 30-year bond returned just 2.42% as its yield rose six basis points.

     Treasury inflation-indexed securities (TIIS) drew increasing attention. Investors believed that TIIS, whose principal values are adjusted for changes in inflation, were attractive relative to the spread sectors and nominal (traditional) Treasury bonds. The second and third quarters of 2000 provided a good environment for TIIS--inflation, though mild, ticked up slightly, and real (inflation-adjusted) yields fell.

     Higher energy prices and some upward revisions to the government's measure of inflation meant the annualized yield for TIIS should become increasingly attractive for investors who established positions in those bonds during the six-month period.

CORPORATE SUPPLY CONSTRAINS RETURNS

     Like other spread sectors of the taxable bond market, corporate bonds posted some decent returns, but they lagged the other non-Treasury sectors. Supply and demand issues were a big part of the story. Record issuance of corporate bonds during the second quarter, as companies tried to go to market before the Fed raised interest rates further, put pressure on prices. Demand also weakened as investors feared that higher interest rates would damage the financial health of corporate bond issuers.

     Later, the market's anticipation of a large wave of new corporate issuance during the third quarter continued to stifle demand. For example, many investors expected European telecommunications firms to rush to the market for financing to help them build out networks and compete for new licenses. However, as financial conditions weakened, some firms chose not to come to market, leading to less issuance than expected.

[left margin]

"TREASURY NOTES AND BONDS GENERALLY UNDERPERFORMED NON-TREASURY NOTES AND BONDS DURING THE SIX-MONTH PERIOD."

TAXABLE U.S. BOND  SECTOR RETURNS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2000
   LEHMAN FIXED-RATE MORTGAGE-
      BACKED SECURITIES INDEX           5.55%
   LEHMAN AGENCY BOND INDEX             4.98%
   LEHMAN CORPORATE BOND INDEX          4.31%
   LEHMAN TREASURY BOND INDEX           4.15%

Source: Bloomberg Financial Markets


4      1-800-345-2021


Premium Bond--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF SEPTEMBER 30, 2000

                PREMIUM   LEHMAN AGGREGATE   A-RATED CORPORATE DEBT FUNDS(2)
                 BOND        BOND INDEX      AVERAGE RETURN   FUND'S RANKING
================================================================================
6 MONTHS(1)      4.34%         4.81%             3.60%              --
1 YEAR           6.37%         6.99%             5.34%         33 OUT OF 179
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS          5.25%         5.93%             4.42%         17 OUT OF 143
5 YEARS          5.90%         6.47%             5.39%         25 OUT OF 115
LIFE OF FUND     5.83%         6.38%            5.61%(3)       23 OUT OF 65(3)

The fund's inception date was 4/1/93.

(1)  Returns for periods less than one year are not annualized.

(2)  According to Lipper Inc., an independent mutual fund ranking service.

(3) Since 4/30/93, the date nearest the fund's inception for which return data are available.

See pages 19-20 for information about returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $100,000 OVER LIFE OF FUND
Value on 9/30/00
Lehman Aggregate
  Bond Index         $159,049
Premium Bond         $152,920

                                     Lehman Aggregate
                   Premium Bond         Bond Index
DATE                   VALUE               VALUE
4/1/1993             $100,000            $100,000
6/30/1993            $101,870            $102,650
9/30/1993            $104,620            $105,329
12/31/1993           $104,537            $105,392
3/31/1994            $100,909            $102,368
6/30/1994             $99,537            $101,313
9/30/1994            $100,025            $101,931
12/31/1994           $100,245            $102,319
3/31/1995            $105,427            $107,475
6/30/1995            $112,618            $114,021
9/30/1995            $114,814            $116,255
12/31/1995           $120,382            $121,208
3/31/1996            $117,565            $119,063
6/30/1996            $117,847            $119,741
9/30/1996            $119,969            $121,956
12/31/1996           $123,676            $125,615
3/31/1997            $122,946            $124,912
6/30/1997            $127,028            $129,496
9/30/1997            $131,169            $133,795
12/31/1997           $134,645            $137,729
3/31/1998            $136,664            $139,877
6/30/1998            $139,644            $143,151
9/30/1998            $145,271            $149,206
12/31/1998           $145,213            $149,713
3/31/1999            $144,691            $148,965
6/30/1999            $142,925            $147,654
9/30/1999            $143,783            $148,658
12/31/1999           $143,510            $148,479
3/31/2000            $146,566            $151,761
6/30/2000            $148,149            $154,401
9/30/2000            $152,920            $159,049

$100,000 investment made 4/1/93

The graph at left shows the growth of a $100,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The Lehman Aggregate Bond Index is provided for comparison in each graph. Premium Bond's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED SEPTEMBER 30)

                                  Lehman Aggregate
                  Premium Bond       Bond Index
DATE                 RETURN            RETURN
9/30/1993*            4.62%             5.33%
9/30/1994            -4.39%            -3.22%
9/30/1995            14.80%            14.06%
9/30/1996             4.49%             4.90%
9/30/1997             9.32%             9.71%
9/30/1998            10.75%            11.51%
9/30/1999            -1.03%            -0.37%
9/30/2000             6.37%             6.99%

* From 4/1/93 (the fund's inception date) to 9/30/93.


                                                www.americancentury.com      5


Premium Bond--Q&A
--------------------------------------------------------------------------------
[photo of Jeff Houston]

     An interview with Jeff Houston, a portfolio manager on the Premium Bond fund investment team.

HOW DID THE FUND PERFORM DURING THE SIX MONTHS ENDED SEPTEMBER 30, 2000?

     During a period when U.S. bond funds generally posted solid returns, Premium Bond outperformed most of its peers but trailed its benchmark. The fund returned 4.34%, significantly better than the 3.60% average return of 183 funds in the "A-Rated Corporate Debt Funds" category tracked by Lipper Inc.

     Premium Bond also generated a higher yield than its peers. As of September 30, 2000, the fund's 30-day SEC yield was 6.71%, compared with the 6.23% average yield of its Lipper category.

WHAT FACTORS HELPED THE FUND PERFORM BETTER THAN ITS LIPPER PEERS?

     Premium Bond beat its peer group averages for two reasons. First, it had lower expenses. As of September 30, Premium Bond's annualized expense ratio was 0.45%, less than half the 1.03% average expense ratio of its Lipper category. If everything else is equal, lower expenses translate into higher yields and better returns.

     In addition, Premium Bond had fewer corporate bonds (33-34% of the portfolio) and more government mortgage securities (as much as 35%) than most of its peers. This paid off because the corporate sector continued to lag most other sectors of the taxable bond market while mortgage securities performed best (see pages 3 and 4).

WHAT FACTORS AFFECTED PREMIUM BOND'S PERFORMANCE AGAINST ITS BENCHMARK, THE LEHMAN BROTHERS AGGREGATE BOND INDEX?

     The benchmark returned 4.81% during the six-month period, 47 basis points (0.47%--a basis point equals 0.01%) more than the fund. Premium Bond's 45 basis point expense ratio (about 22.5 basis points over six months) explains about half of the difference. The other half was due to underperformance in the second quarter of 2000.

     Premium Bond lagged the index during the second quarter for two main reasons. First, the portfolio's duration--a measure of sensitivity to changes in interest rates--was more conservative than the index's during a period when rates generally fell and bonds rallied. Second, Premium Bond held more corporate bonds (over 30% of the portfolio) than the index (about 20% of the benchmark) during a period when corporate securities struggled. We saw attractive yields in the corporate sector, but weak demand and burgeoning supply caused corporate fundamentals to deteriorate.

     During the third quarter of 2000, Premium Bond fared better against the index because Treasury returns lagged and the fund was significantly underweighted in Treasurys (less than 15% for the fund, compared with 28% for the index). In addition, we extended the portfolio's duration until it was more in line with the benchmark's.

[left margin]

"AS OF SEPTEMBER 30, PREMIUM BOND'S ANNUALIZED EXPENSE RATIO WAS 0.45%, LESS THAN HALF THE 1.03% AVERAGE EXPENSE RATIO OF ITS LIPPER CATEGORY."

PORTFOLIO AT A GLANCE
                          9/30/00       3/31/00
NUMBER OF SECURITIES        123           133
WEIGHTED AVERAGE
   MATURITY               7.8 YRS       8.5 YRS
AVERAGE DURATION          4.8 YRS       4.9 YRS
EXPENSE RATIO             0.45%*         0.45%

* Annualized.

YIELD AS OF SEPTEMBER 30, 2000
30-DAY SEC YIELD          6.71%

Investment terms are defined in the Glossary on pages 20-21.


6      1-800-345-2021


Premium Bond--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHAT WERE THE BIGGEST MOVES YOU MADE WITH THE FUND DURING THE PAST SIX MONTHS?

     Our general approach is to look for relative value among the different sectors of the taxable bond market. To that end, we moved more of Premium Bond's assets into mortgage securities, including those issued by government-sponsored home loan programs (Ginnie Mae, Fannie Mae, and Freddie Mac) and commercial mortgage-backed securities (listed in this report under asset-backed securities) issued by banks and other commercial financial institutions.

     The yields on mortgage-backed securities (MBS) looked attractive after Treasury yields declined, plus MBS appeared poised to benefit from a stabilizing interest rate environment. We also trimmed the fund's Treasury position further, believing that other bond sectors, such as mortgages, had more upside potential going forward.

WHAT IS YOUR OUTLOOK FOR THE U.S.  BOND MARKET?

     We expect a "soft landing" for the U.S. economy, and believe that the Federal Reserve will refrain from further interest rate moves in the near term. That should favor our mortgage-backed holdings.

     The Treasury market seems to be taking a more extreme view. With the two-year note yielding less than the overnight federal funds rate, the market seems to be pricing in a harder landing and interest rate cuts by the Fed. We think that's premature. Treasury yields appear to be too low, given the data we've seen so far about the economy.

GIVEN THIS OUTLOOK, WHAT ARE YOUR PLANS?

     We haven't made any significant changes to the portfolio since September
30. However, compelling evidence that the economy might experience a significantly harder landing than originally expected would motivate us to change our asset allocation and our outlook. In that case, we would have to re-evaluate our corporate and mortgage holdings and consider rebuilding our Treasury position.

     We wouldn't want to be overweight in corporate bonds in a recessionary environment because credit conditions would likely deteriorate. Similarly, we wouldn't want to be overweight in MBS if interest rates were to fall sharply. MBS underperform when homeowners take advantage of lower rates to refinance their loans, causing the MBS' underlying mortgage pools to make their final payouts to investors earlier than expected.

     Given that, we will continue to monitor inflation, the economy, and interest rates closely, taking advantage of relative value opportunities as they arise and responding as we believe necessary to changing market conditions.

[right margin]

[pie charts - data below]

TYPES OF INVESTMENTS IN
THE PORTFOLIO
                                 AS OF SEPTEMBER 30, 2000
MORTGAGE-BACKED SECURITIES                  35%
CORPORATE BONDS                             34%
U.S. TREASURY SECURITIES                    11%
ASSET-BACKED SECURITIES                     11%
GOVT. AGENCY SECURITIES                      7%
OTHER                                        2%

                                   AS OF MARCH 31, 2000
CORPORATE BONDS                             33%
MORTGAGE-BACKED SECURITIES                  31%
U.S. TREASURY SECURITIES                    15%
ASSET-BACKED SECURITIES                      9%
GOVT. AGENCY SECURITIES                      7%
OTHER                                        5%

Investment terms are defined in the Glossary on pages 20-21.


                                                www.americancentury.com      7


Premium Bond--Schedule of Investments
--------------------------------------------------------------------------------

SEPTEMBER 30, 2000 (UNAUDITED)

Principal Amount                                                      Value
--------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES(1) -- 35.2%
               $  678,546  FHLMC Pool #C00553, 7.00%,
                              9/1/27                               $    666,643
                  771,452  FHLMC Pool #C00578, 6.50%,
                              1/1/28                                    743,347
                  910,809  FHLMC Pool #C00731, 6.50%,
                              3/1/29                                    876,595
                4,200,001  FHLMC Pool #C038971, 6.50%,
                              6/1/29                                  4,040,328
                  819,601  FHLMC Pool #C30060, 7.50%,
                              8/1/29                                    819,737
                  961,196  FHLMC Pool #C30257, 7.00%,
                              8/1/29                                    943,755
                   98,827  FHLMC Pool #D75034, 8.50%,
                              10/1/26                                   101,723
                  866,090  FHLMC Pool #E00724, 7.00%,
                              6/1/14                                    862,904
                  634,899  FHLMC Pool #E68523, 6.50%,
                              12/1/12                                   624,954
                  496,502  FHLMC Pool #E73566, 7.00%,
                              11/1/13                                   495,020
                  633,776  FNMA Pool #252211, 6.00%,
                              1/1/29                                    593,943
                  446,223  FNMA Pool #252212, 6.50%,
                              1/1/29                                    428,930
                1,093,929  FNMA Pool #252213, 6.00%,
                              1/1/14                                  1,053,898
                  804,211  FNMA Pool #272894, 6.00%,
                              2/1/09                                    784,633
                1,471,278  FNMA Pool #323980, 6.00%,
                              4/1/14                                  1,417,438
                  620,259  FNMA Pool #405425, 7.00%,
                              12/1/27                                   609,336
                1,216,813  FNMA Pool #406904, 7.50%,
                              4/1/28                                  1,217,602
                1,222,616  FNMA Pool #412562, 6.50%,
                              1/1/28                                  1,177,187
                  517,183  FNMA Pool #413812, 6.50%,
                              1/1/28                                    497,966
                1,386,715  FNMA Pool #426069, 7.00%,
                              5/1/28                                  1,360,601
                  180,617  FNMA Pool #426130, 6.00%,
                              5/1/13                                    174,008
                  670,269  FNMA Pool #426773, 6.00%,
                              7/1/13                                    645,741
                  909,513  FNMA Pool #437421, 6.00%,
                              9/1/28                                    852,351
                  273,354  FNMA Pool #450619, 6.00%,
                              12/1/28                                   256,174
                  472,946  FNMA Pool #453956, 6.00%,
                              12/1/28                                   443,222
                1,009,794  FNMA Pool #454947, 6.00%,
                              12/1/28                                   946,330
                  951,052  FNMA Pool #492315, 6.50%,
                              4/1/29                                    914,095

Principal Amount                                                      Value
--------------------------------------------------------------------------------

               $  877,591  FNMA Pool #506995, 7.50%,
                              7/1/29                               $    876,894
                  995,943  FNMA Pool #537234, 7.00%,
                              5/1/30                                    976,480
                2,900,000  FNMA Pool #542599, 7.50%,
                              8/1/30                                  2,896,224
                1,000,000  FNMA REMIC, Series 1997-58,
                              Class PB PAC, 6.50%,
                              6/18/24                                   966,455
                  336,763  GNMA Pool #230356, 7.50%,
                              8/20/17                                   338,330
                  838,493  GNMA Pool #313107, 7.00%,
                              11/15/22                                  829,890
                   30,786  GNMA Pool #407141, 9.25%,
                              2/15/25                                    31,778
                   35,466  GNMA Pool #407254, 9.25%,
                              3/15/25                                    36,610
                  124,012  GNMA Pool #408099, 8.75%,
                              3/15/25                                   127,600
                  595,918  GNMA Pool #423061, 8.00%,
                              6/15/27                                   607,810
                  404,631  GNMA Pool #423986, 8.00%,
                              8/15/26                                   413,009
                   75,562  GNMA Pool #432437, 7.50%,
                              4/15/27                                    75,909
                  438,980  GNMA Pool #436277, 6.50%,
                              3/15/28                                   423,293
                  201,324  GNMA Pool #443782, 7.50%,
                              11/15/27                                  202,250
                  489,214  GNMA Pool #447692, 7.50%,
                              5/15/27                                   491,464
                   29,183  GNMA Pool #455126, 6.50%,
                              5/15/28                                    28,140
                  412,061  GNMA Pool #458862, 7.50%,
                              2/15/28                                   413,846
                1,842,470  GNMA Pool #458887, 6.50%,
                              5/15/28                                 1,776,628
                   74,752  GNMA Pool #461011, 7.50%,
                              11/15/27                                   75,096
                  436,428  GNMA Pool #463891, 6.50%,
                              5/15/28                                   420,832
                  512,156  GNMA Pool #467626, 7.00%,
                              2/15/28                                   505,060
                  964,867  GNMA Pool #469811, 7.00%,
                              12/15/28                                  951,499
                  689,524  GNMA Pool #471859, 7.00%,
                              4/15/28                                   679,970
                  423,994  GNMA Pool #780412, 7.50%,
                              8/15/26                                   426,095
                                                                   ------------
TOTAL MORTGAGE-BACKED SECURITIES                                     38,119,623
                                                                   ------------
   (Cost $38,624,568)


8      1-800-345-2021                         See Notes to Financial Statements


Premium Bond--Schedule of Investments
--------------------------------------------------------------------------------
                                                                   (Continued)
SEPTEMBER 30, 2000 (UNAUDITED)

Principal Amount                                                      Value
--------------------------------------------------------------------------------
CORPORATE BONDS -- 33.8%
BANKS -- 2.3%
               $  500,000  Bank of America Corp., 6.125%,
                              7/15/04                              $    484,757
                  500,000  Fleet Boston Financial Corp.,
                              5.75%, 1/15/09                            447,597
                1,500,000  Wells Fargo & Company, 7.25%,
                              8/24/05                                 1,519,639
                                                                   ------------
                                                                      2,451,993
                                                                   ------------
DEFENSE/AEROSPACE -- 1.6%
                  700,000  Alliant Energy Resources Inc.,
                              7.375%, 11/9/09                           686,379
                1,000,000  Raytheon Co., 8.20%, 3/1/06
                              (Acquired 3/3/00,
                              Cost $1,008,160)(2)                     1,038,921
                                                                   ------------
                                                                      1,725,300
                                                                   ------------
DEPARTMENT STORES -- 0.3%
                  300,000  Sears, Roebuck & Co., Inc.,
                              9.375%, 11/1/11                           326,100
                                                                   ------------
ELECTRICAL EQUIPMENT -- 0.6%
                  200,000  Anixter International Inc., 8.00%,
                              9/15/03                                   198,024
                  500,000  Yorkshire Power Finance, Series B,
                              6.15%, 2/25/03                            481,171
                                                                   ------------
                                                                        679,195
                                                                   ------------
ELECTRICAL UTILITY -- 1.0%
                1,000,000  Cilcorp, Inc., 8.70%, 10/15/09             1,037,639
                                                                   ------------
ENERGY RESERVES & PRODUCTION -- 3.1%
                1,500,000  Duke Energy Field Services,
                              7.875%, 8/16/10                         1,527,639
                1,000,000  EOG Resources Inc., 6.70%,
                              11/15/06                                  971,427
                1,000,000  Kerr-McGee Corp., 7.125%,
                              10/15/27                                  893,414
                                                                   ------------
                                                                      3,392,480
                                                                   ------------
FINANCIAL SERVICES -- 4.2%
                  500,000  Associates Corp., N.A., 6.625%,
                              6/15/05                                   491,906
                1,000,000  Associates Corp., N.A., 6.00%,
                              7/15/05                                   958,469
                1,000,000  Ford Motor Credit Co., 6.125%,
                              4/28/03                                   978,423
                1,000,000  Ford Motor Credit Co., 7.50%,
                              3/15/05                                 1,006,310
                1,000,000  General Motors Acceptance Corp.
                              MTN, VRN, 6.81%, 12/11/00,
                              resets quarterly off the 3-month
                              LIBOR plus 0.15% with no caps             999,439
                                                                   ------------
                                                                      4,434,547
                                                                   ------------

Principal Amount                                                      Value
--------------------------------------------------------------------------------
FOOD & BEVERAGE -- 0.5%
               $  600,000  Pepsi Bottling Group Inc., Series B,
                              7.00%, 3/1/29 (Acquired
                              6/9/00, Cost $536,952)(2)            $    551,533
                                                                   ------------
FOREST PRODUCTS & PAPER -- 0.9%
                1,000,000  Abitibi-Consolidated Inc., 8.55%,
                              8/1/10                                  1,019,465
                                                                   ------------
GAS & WATER UTILITIES -- 0.4%
                  500,000  Columbia Energy Group, 6.80%,
                              11/28/05                                  481,813
                                                                   ------------
GOLD -- 0.4%
                  450,000  Barrick Gold Corp., 7.50%,
                              5/1/07                                    448,864
                                                                   ------------
HOTELS -- 0.7%
                  750,000  MGM Mirage, 8.50%, 3/15/10                   751,961
                                                                   ------------
INDUSTRIAL PARTS -- 0.7%
                  750,000  Caterpillar Financial Services Corp.,
                              5.90%, 9/10/02                            738,800
                                                                   ------------
INFORMATION SERVICES -- 0.6%
                  750,000  KPNQwest B.V., 8.125%, 6/1/09                693,750
                                                                   ------------
MEDIA -- 4.2%
                  400,000  British SKY Broadcasting, 8.20%,
                              7/15/09                                   375,620
                1,100,000  Clear Channel Communications,
                              7.65%, 9/15/10                          1,094,249
                  500,000  CSC Holdings Inc., 7.625%,
                              7/15/18                                   452,648
                1,000,000  CSC Holdings Inc., Series B,
                              8.125%, 7/15/09                           994,701
                  500,000  Liberty Media Group, 8.25%,
                              2/1/30                                    471,868
                1,000,000  Viacom Inc., 7.70%, 7/30/10                1,022,039
                                                                   ------------
                                                                      4,411,125
                                                                   ------------
MOTOR VEHICLES & PARTS -- 0.3%
                  350,000  General Motors Corp., 7.00%,
                              6/15/03                                   352,109
                                                                   ------------
MULTI-INDUSTRY -- 1.4%
                1,500,000  Tyco International Group SA,
                              6.875%, 9/5/02                          1,496,888
                                                                   ------------
OIL REFINING -- 1.4%
                1,500,000  Valero Energy Corp., 8.375%,
                              6/15/05                                 1,557,110
                                                                   ------------
OIL SERVICES -- 0.9%
                1,000,000  Gulf Canada Resources Ltd.,
                              8.35%, 8/1/06                             995,000
                                                                   ------------
RAILROADS -- 0.9%
                1,000,000  Norfolk Southern Corp., 6.95%,
                              5/1/02                                    996,651
                                                                   ------------


See Notes to Financial Statements               www.americancentury.com      9


Premium Bond--Schedule of Investments
--------------------------------------------------------------------------------
                                                                   (Continued)
SEPTEMBER 30, 2000 (UNAUDITED)

Principal Amount                                                      Value
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUST -- 1.3%
               $1,000,000  EOP Operating LP, 6.75%,
                              2/15/08                              $    934,821
                  500,000  Spieker Properties, Inc., 6.80%,
                              12/15/01                                  496,039
                                                                   ------------
                                                                      1,430,860
                                                                   ------------
SECURITIES & ASSET MANAGEMENT -- 3.9%
                1,000,000  AXA Financial Inc., 7.75%,
                              8/1/10                                  1,019,000
                1,000,000  Lehman Brothers Holdings Inc.,
                              8.25%, 6/15/07                          1,036,506
                2,000,000  Merrill Lynch & Co., Inc., 7.25%,
                              7/26/02                                 2,013,110
                                                                   ------------
                                                                      4,068,616
                                                                   ------------
TELEPHONE -- 2.2%
                1,000,000  GTE North Inc., Series H, 5.65%,
                              11/15/08                                  897,336
                1,500,000  Qwest Capital Funding Inc.,
                              7.75%, 8/15/06 (Acquired
                              8/17/00, Cost $1,498,545)(2)            1,529,636
                                                                   ------------
                                                                      2,426,972
                                                                   ------------
TOTAL CORPORATE BONDS                                                36,468,771
                                                                   ------------
   (Cost $36,396,525)

ASSET-BACKED SECURITIES(1) -- 11.2%
                  800,000  AmeriCredit Automobile
                              Receivables Trust, Series
                              1999 D, Class A3 SEQ, 7.02%,
                              12/5/05                                   802,708
                1,000,000  BMW Vehicle Owner Trust, Series
                              1999 A, Class A3 SEQ, 6.41%,
                              4/25/03                                   998,035
                1,000,000  Case Equipment Loan Trust,
                              Series 1998 B, Class A4 SEQ,
                              5.92%, 10/15/05                           991,165
                1,250,000  Chase Commercial Mortgage
                              Securities Corp., Series 1999 2,
                              Class A2 SEQ, 7.20%,
                              11/15/09                                1,256,908
                1,000,000  CIT RV Trust, Series 1997 A,
                              Class A6 SEQ, 6.35%,
                              4/15/11                                   992,299
                  750,000  CIT RV Trust, Series 1998 A,
                              Class A4 SEQ, 6.09%,
                              2/15/12                                   739,106
                  871,647  First Union-Lehman Brothers
                              Commercial Mortgage, Series
                              1998 C2, Class A1 SEQ,
                              6.28%, 6/18/07                            854,344
                1,000,000  GMAC Commercial Mortgage
                              Securities Inc., Series 1999 C1,
                              Class A2 SEQ, 6.18%,
                              5/15/33                                   938,415

Principal Amount                                                      Value
--------------------------------------------------------------------------------

               $  356,446  Money Store (The) Home Equity
                              Trust, Series 1994 B, Class A4
                              SEQ, 7.60%, 7/15/21                  $    356,787
                1,000,000  Money Store (The) Home Equity
                              Trust, Series 1997 C, Class AF6
                              SEQ, 6.67%, 2/15/25                       994,045
                  663,605  Nationslink Funding Corp., Series
                              1998-2, Class A1 SEQ, 6.00%,
                              11/20/07                                  642,875
                2,000,000  Residential Asset Securities Corp.
                              Series 1999-KS3, Cl AI2,
                              7.08%, 9/25/20                          1,996,069
                   33,108  Textron Financial Corp. Receivables
                              Trust, Series 1997 A, Class A,
                              6.05%, 3/16/09 (Acquired
                              9/18/97, Cost $33,064)(2)                  33,086
                  500,000  United Companies Financial Corp.,
                              Home Equity Loan, Series
                              1996 D1, Class A5, 6.92%,
                              10/15/18                                  498,773
                                                                   ------------
TOTAL ASSET-BACKED SECURITIES                                        12,094,615
                                                                   ------------
   (Cost $12,211,975)

U.S. TREASURY SECURITIES -- 10.6%
                4,700,000  STRIPS - PRINCIPAL, 5.99%,
                              11/15/27(3)                               947,087
                  750,000  U.S. Treasury Bonds, 9.125%,
                              5/15/18                                   989,297
                  650,000  U.S. Treasury Bonds, 8.50%,
                              2/15/20                                   823,469
                3,800,000  U.S. Treasury Bonds, 6.375%,
                              8/16/27                                 3,956,750
                4,700,000  U.S. Treasury Notes, 6.375%,
                              3/31/01                                 4,701,471
                                                                   ------------
TOTAL U.S. TREASURY SECURITIES                                       11,418,074
                                                                   ------------
   (Cost $11,414,386)

U.S. GOVERNMENT AGENCY SECURITIES -- 7.4%
                  500,000  FHLMC, 7.09%, 11/24/06                       493,156
                1,000,000  FHLMC, 5.75%, 4/15/08                        943,202
                3,000,000  FNMA, 7.125%, 2/15/05                      3,067,152
                  500,000  FNMA, 7.125%, 1/15/30                        517,679
                1,000,000  FNMA MTN, 5.83%, 2/2/04                      976,071
                  500,000  FNMA MTN, 7.00%, 2/20/07                     495,399
                1,000,000  FNMA MTN, 5.74%, 1/21/09                     926,823
                  500,000  FNMA, Series B, 7.25%,
                              1/15/10                                   516,487
                                                                   ------------
TOTAL U.S. GOVERNMENT
AGENCY SECURITIES                                                     7,935,969
                                                                   ------------
   (Cost $8,011,238)


10      1-800-345-2021                        See Notes to Financial Statements


Premium Bond--Schedule of Investments
--------------------------------------------------------------------------------
                                                                   (Continued)
SEPTEMBER 30, 2000 (UNAUDITED)

Principal Amount                                                      Value
--------------------------------------------------------------------------------
SOVEREIGN GOVERNMENTS AND AGENCIES -- 1.0%
               $  500,000  Hydro Quebec, 8.05%, 7/7/24             $    531,990
                  500,000  United Mexican States, 9.875%,
                              2/1/10                                    532,750
                                                                   ------------
TOTAL SOVEREIGN GOVERNMENTS
AND AGENCIES                                                          1,064,740
                                                                   ------------
   (Cost $1,064,976)

TEMPORARY CASH INVESTMENTS -- 0.8%
   Repurchase Agreement, Morgan Stanley Group,
    Inc., (U.S. Treasury obligations), in a joint
    trading account at 6.45%, dated 9/29/00,
    due 10/2/00 (Delivery value $829,446)                               829,000
                                                                   ------------
   (Cost $829,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                              $107,930,792
                                                                   ============
   (Cost $108,552,668)

NOTES TO SCHEDULE OF INVESTMENTS

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GNMA = Government National Mortgage Association

LIBOR = London Interbank Offered Rate

MTN = Medium Term Note

STRIPS = Separate Trading of Registered Interest & Principal of Securities.

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

VRN = Variable Rate Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective September 30, 2000.

(1) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

(2) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at September 30, 2000, was $3,153,176, which represented 2.9% of net assets.

(3) Security is a zero-coupon bond. The yield to maturity at purchase is indicated. Zero coupon securities are purchased at a substantial discount from their value at maturity.


See Notes to Financial Statements               www.americancentury.com      11


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

SEPTEMBER 30, 2000 (UNAUDITED)

ASSETS
Investment securities, at value
  (identified cost of $108,552,668)
  (Note 3) ...............................................        $ 107,930,792
Receivable for investments sold ..........................            2,006,600
Interest receivable ......................................            1,216,322
                                                                  -------------
                                                                    111,153,714
                                                                  -------------

LIABILITIES
Disbursements in excess
  of demand deposit cash .................................              521,461
Payable for investments purchased ........................            3,497,633
Accrued management fees (Note 2) .........................               39,364
Dividends payable ........................................               27,065
Payable for directors' fees and expenses .................                   33
                                                                  -------------
                                                                      4,085,556
                                                                  -------------
Net Assets ...............................................        $ 107,068,158
                                                                  =============

CAPITAL SHARES, $0.01 PAR VALUE
Authorized ...............................................          100,000,000
                                                                  =============
Outstanding ..............................................           11,016,573
                                                                  =============

Net Asset Value Per Share ................................        $        9.72
                                                                  =============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) ..................        $ 110,140,809
Accumulated net realized loss
  on investment transactions .............................           (2,450,775)
Net unrealized depreciation
  on investments (Note 3) ................................             (621,876)
                                                                  -------------
                                                                  $ 107,068,158
                                                                  =============


12      1-800-345-2021                       See Notes to Financial Statements


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of interest income, fees and expenses, and investment gains or losses.

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2000 (UNAUDITED)

INVESTMENT INCOME
Income:
Interest ................................................           $ 3,549,866
                                                                    -----------

Expenses (Note 2):
Management fees .........................................               231,228
Directors' fees and expenses ............................                   340
                                                                    -----------
                                                                        231,568
                                                                    -----------

Net investment income ...................................             3,318,298
                                                                    -----------

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTE 3)
Net realized loss on investments ........................              (865,462)
Change in net unrealized
  depreciation on investments ...........................             1,909,072
                                                                    -----------

Net realized and unrealized
  gain on investments ...................................             1,043,610
                                                                    -----------

Net Increase in Net Assets
  Resulting from Operations .............................           $ 4,361,908
                                                                    ===========


See Notes to Financial Statements              www.americancentury.com      13


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

SIX MONTHS ENDED SEPTEMBER 30, 2000 (UNAUDITED) AND YEAR ENDED MARCH 31, 2000

                                                 SEPTEMBER 30,       MARCH 31,
Increase (Decrease) in Net Assets                   2000              2000

OPERATIONS
Net investment income ......................    $   3,318,298     $   6,216,733
Net realized loss on investments ...........         (865,462)       (1,581,988)
Change in net unrealized
  appreciation (depreciation)
  on investments ...........................        1,909,072        (3,286,409)
                                                -------------     -------------
Net increase in net assets
  resulting from operations ................        4,361,908         1,348,336
                                                -------------     -------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income .................       (3,318,298)       (6,216,733)
In excess of net realized gains
  on investment transactions ...............             --             (15,276)
                                                -------------     -------------
Decrease in net assets
  from distributions .......................       (3,318,298)       (6,232,009)
                                                -------------     -------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ..................       24,820,466        55,889,212
Proceeds from reinvestment
  of distributions .........................        3,054,798         5,850,307
Payments for shares redeemed ...............      (25,042,236)      (58,948,248)
                                                -------------     -------------
Net increase in net assets from
  capital share transactions ...............        2,833,028         2,791,271
                                                -------------     -------------

Net increase (decrease) in net assets ......        3,876,638        (2,092,402)

NET ASSETS
Beginning of period ........................      103,191,520       105,283,922
                                                -------------     -------------
End of period ..............................    $ 107,068,158     $ 103,191,520
                                                =============     =============

TRANSACTIONS IN SHARES OF THE FUND
Sold .......................................        2,587,148         5,768,601
Issued in reinvestment of distributions ....          318,450           601,534
Redeemed ...................................       (2,615,588)       (6,072,294)
                                                -------------     -------------
Net increase ...............................          290,010           297,841
                                                =============     =============


14      1-800-345-2021                       See Notes to Financial Statements


Notes to Financial Statements
--------------------------------------------------------------------------------

SEPTEMBER 30, 2000 (UNAUDITED)

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Premium Reserves, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Premium Bond Fund (the fund) is one of the three funds issued by the corporation. The fund is diversified under the 1940 Act. The investment objective of the fund is to obtain a high level of income from investments in a portfolio of longer-term bonds and other debt obligations. The following significant accounting policies are in accordance with generally accepted accounting principles; these policies may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Securities are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FORWARD COMMITMENTS -- The fund may purchase and sell U.S. government securities on a firm commitment basis. Under these arrangements, the securities' prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The fund maintains segregated accounts consisting of cash or liquid securities in an amount sufficient to meet the purchase price.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account held at the fund's custodian. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared daily and distributed monthly. Distributions from net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    At March 31, 2000, accumulated net realized loss carryovers of $476,407 (expiring 2008) may be used to offset future taxable realized gains.

    For the five month period ended March 31, 2000, the fund incurred net capital losses of $1,101,785. The fund has elected to treat such losses as having been incurred in the following fiscal year.


                                                www.americancentury.com      15


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

SEPTEMBER 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------
2.  TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the fund's average daily closing net assets during the previous month. The annual management fee for the fund is 0.45%.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, the distributor of the corporation, American Century Services, Inc., and the corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3.  INVESTMENT TRANSACTIONS

    Purchases of investment securities, excluding short-term investments, for the six month period ended September 30, 2000, totaled $80,615,336, of which $44,063,413 represented U.S. Treasury and Agency obligations. Sales of investment securities, excluding short-term investments, for the six month period ended September 30, 2000, totaled $78,633,639, of which $47,609,406 represented U.S. Treasury and Agency obligations.

    As of September 30, 2000, accumulated net unrealized depreciation was $629,159, based on the aggregate cost of investments for federal income tax purposes of $108,559,951, which consisted of unrealized appreciation of $778,445, and unrealized depreciation of $1,407,604.

--------------------------------------------------------------------------------
4.  BANK LOANS

    The fund, along with certain other funds managed by ACIM, entered into an unsecured $620,000,000 bank line of credit agreement with Chase Manhattan Bank. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the six month period ended September 30, 2000.


16      1-800-345-2021


Premium Bond--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years. It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                        2000(1)            2000            1999            1998           1997           1996
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ...........   $      9.62        $     10.10     $     10.15     $      9.76    $      9.93    $      9.46
                                    -----------        -----------     -----------     -----------    -----------    -----------
Income From Investment
Operations
  Net Investment Income .........          0.31               0.61            0.59            0.61           0.61           0.61
  Net Realized and Unrealized
  Gain (Loss) on Investments ....          0.10              (0.48)           --              0.45          (0.17)          0.47
                                    -----------        -----------     -----------     -----------    -----------    -----------
  Total From Investment
  Operations ....................          0.41               0.13            0.59            1.06           0.44           1.08
                                    -----------        -----------     -----------     -----------    -----------    -----------
Distributions
  From Net Investment Income ....         (0.31)             (0.61)          (0.59)          (0.61)         (0.61)         (0.61)
  From Net Realized Gains on
  Investment Transactions .......          --                 --             (0.05)          (0.06)          --             --
  In Excess of Net Realized Gains          --                --(2)            --              --             --             --
                                    -----------        -----------     -----------     -----------    -----------    -----------
  Total Distributions ...........         (0.31)             (0.61)          (0.64)          (0.67)         (0.61)         (0.61)
                                    -----------        -----------     -----------     -----------    -----------    -----------
Net Asset Value, End of Period ..   $      9.72        $      9.62     $     10.10     $     10.15    $      9.76    $      9.93
                                    ===========        ===========     ===========     ===========    ===========    ===========
  Total Return(3) ...............          4.34%              1.30%           5.88%          11.14%          4.57%         11.53%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .........          0.45%(4)           0.45%           0.45%           0.45%          0.45%          0.43%
Ratio of Net Investment Income
  to Average Net Assets .........          6.44%(4)           6.15%           5.70%           6.06%          6.20%          6.08%
Portfolio Turnover Rate .........            81%                64%             71%            138%            63%            92%
Net Assets, End of Period
  (in thousands) ................   $   107,068        $   103,192     $   105,284     $    65,171    $    21,750    $    20,280

(1)  Six months ended September 30, 2000 (unaudited).

(2)  Per share amount was less than $0.005.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.


See Notes to Financial Statements               www.americancentury.com      17


Retirement Account Information
--------------------------------------------------------------------------------

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Visit our Web site
(www.americancentury.com) or call us for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


18      1-800-345-2021


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 38 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each is managed to provide a "pure play" on a specific sector of the fixed-income market.

     To ensure adherence to this principle, the basic structure of each portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions.

     Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     PREMIUM BOND seeks a high level of income from investment in longer-term bonds and other debt instruments. It is designed for investors whose primary goal is a level of income higher than is generally provided by money market or short- and intermediate-term securities and who can accept the generally greater price volatility associated with longer-term bonds.

COMPARATIVE INDICES

     The following index is used in the report for fund performance comparisons. It is not an investment product available for purchase.

     The LEHMAN AGGREGATE BOND INDEX is composed of the Lehman Government/ Corporate Index and the Lehman Mortgage-Backed Securities Index. It reflects the price fluctuations of Treasury securities, U.S. government agency securities, corporate bond issues, and mortgage-backed securities.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     The funds in Lipper's A-RATED CORPORATE DEBT FUNDS category invest at least 65% of their assets in government issues or corporate debt issues rated A or better.

CREDIT RATING GUIDELINES

     Credit ratings are issued by independent research companies such as Standard & Poor's and Moody's. They are based on an issuer's financial strength and ability to pay interest and principal in a timely manner.

     Securities rated AAA, AA, A, or BBB are considered "investment-grade" securities, meaning they are relatively safe from default. Here are the most common credit ratings and their definitions:

     AAA -- extremely strong ability to meet financial obligations.

     AA -- very strong ability to meet financial obligations.

     A -- strong ability to meet financial obligations.

     BBB -- good ability to meet financial obligations.

     BB -- securities that are less vulnerable to default than other lower-quality issues but do not quite meet investment-grade standards.

     It's important to note that credit ratings are subjective, reflecting the opinions of the rating agencies; they are not absolute standards of quality.

[right margin]

INVESTMENT TEAM LEADERS
  Portfolio Manager
       JEFF HOUSTON
  Credit Research Manager
       GREG AFIESH


                                                www.americancentury.com      19


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on page 17.

YIELDS

* 30-DAY SEC YIELD represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's rate of investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES -- the number of different securities held by a fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and sensitivity the portfolio has.

* AVERAGE DURATION -- another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, so does the impact of a change in interest rates on the value of the portfolio.

* EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See
Note 2 in the Notes to Financial Statements.)

TYPES OF FIXED-INCOME SECURITIES

* ASSET-BACKED SECURITIES -- debt securities that represent ownership in a pool of assets, such as credit card debt, auto loans, or home equity loans.

* CORPORATE BONDS -- debt securities or instruments issued by companies and corporations.

* MORTGAGE-BACKED SECURITIES -- debt securities that represent ownership in pools of mortgage loans.

* U.S. GOVERNMENT AGENCY SECURITIES -- debt securities issued by U.S. government agencies (such as the Federal Home Loan Bank and the Federal Farm Credit Bank). Government agency securities include discount notes (maturing in one year or less) and medium-term notes, debentures, and bonds (maturing in three months to 50 years).

* U.S. TREASURY SECURITIES -- debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government. Treasury securities include bills (maturing in one year or less), notes (maturing in two to 10 years), and bonds (maturing in more than 10 years).


20      1-800-345-2021


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.


                                                www.americancentury.com      21


Notes
--------------------------------------------------------------------------------


22      1-800-345-2021


Notes
--------------------------------------------------------------------------------


                                                www.americancentury.com      23


Notes
--------------------------------------------------------------------------------


24      1-800-345-2021


[inside back cover]


AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities               International Discovery
   Giftrust(reg.tm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.tm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Intermediate-Term Bond          CA Intermediate-Term
   Intermediate-Term Treasury         Tax-Free
   GNMA                            AZ Intermediate-Term
   Inflation-Adjusted Treasury        Municipal
   Limited-Term Bond               FL Intermediate-Term
   Target 2000*                       Municipal
   Short-Term Government           Intermediate-Term Tax-Free
   Short-Term Treasury             CA Limited-Term Tax-Free
                                   Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Long-Term Treasury              CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Bond                            CA Insured Tax-Free
   Premium Bond

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2025*                    CA High-Yield Municipal
   Target 2020*                    High-Yield Municipal
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Premium Capital Reserve         FL Municipal Money Market
   Prime Money Market              CA Municipal Money Market
   Premium Government Reserve      CA Tax-Free Money Market
   Government Agency               Tax-Free Money Market
      Money Market
   Capital Preservation


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon. Target 2000 will close on December 15, 2000. The fund closed to new investors on 10/1/2000, and will no longer accept investments from current shareholders beginning 11/01/2000.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]


Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their futures in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY PREMIUM RESERVES, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                      PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES


0011                                 American Century Investment Services, Inc.
SH-SAN-22595                      (c)2000 American Century Services Corporation

[front cover]

September 30, 2000

AMERICAN CENTURY
Semiannual Report

Premium Government Reserve
Premium Capital Reserve


                                  [american century logo and text logo (reg.sm)]
                                                                        American
                                                                         Century

[inside front cover]

Review the day's market activity at www.americancentury.com

   Now you can find more perspective on daily stock and bond market activity on American Century's Web site.

Information and advance notice

   Our Daily Market Wraps provide at-a-glance descriptions of daily news and events that influenced the U.S. stock and bond markets. In addition, these write-ups provide advance notice of key economic reports or figures that are likely to affect market activity.

Review the week

   To put the week in perspective, look no further than our Weekly Market Wrap. This commentary discusses the week's economic and market news, providing a succinct review of what happened and what to look for in the week ahead.

Easy to find

   The Daily and Weekly Market Wraps are easy to find on our Web site. Just go to www.americancentury.com, click on "News" in the tool bar, and locate the Wrap you're looking for in the left column.

[Dalbar Seal]

    American   Century' s  fund  performance  reports  have  been  awarded  the
Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

[left margin]

PREMIUM GOVERNMENT RESERVE
(TWPXX)
--------------------------

PREMIUM CAPITAL RESERVE
(TCRXX)
--------------------------

TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED BY OBJECTIVE AND RISK.


Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers, Jr. and James E. Stowers III]
James E. Stowers, Jr., standing, with James E. Stowers III

     The six-month period ended September 30, 2000, provided a nearly ideal environment for money market funds--rising yields, modest inflation, and stock volatility. It also demonstrated the benefits of maintaining at least a modest fixed-income holding for investors who are sensitive to extreme short-term equity market swings--particularly those with shorter-term investment horizons.

     The Premium Government Reserve and Premium Capital Reserve funds continued to perform well, providing higher yields and total returns than the majority of their peers (according to Lipper Inc., an independent mutual fund ranking service--see pages 4 and 7). Our investment professionals review fund performance on pages 5 and 8.

     On the corporate front, Chase Manhattan Corp. recently announced plans to acquire J.P. Morgan & Co., a substantial minority shareholder in American Century Companies, Inc. since 1998. If the transaction is completed as expected, J.P. Morgan Chase, the new enterprise, will own the shares of American Century currently held by Morgan. Corporate control of American Century is not affected by this transaction. We will be exploring ways to partner with J.P. Morgan Chase for the benefit of fund shareholders.

     In other corporate news, some American Century executives have assumed important new responsibilities. For example, we have chosen to share the chairman of the board position and named American Century President William M. Lyons chief executive officer, giving him ultimate management responsibility for the entire company.

     These changes, plus the promotion of some key investment professionals, strengthen the leadership of our investment management area and allow us to pursue additional worthwhile endeavors. For example, Jim Stowers III will focus more on product innovation (in particular, leveraging our earnings-acceleration screening system to build the next generation of portfolio management technologies). However, his first priority will be continuing involvement on the investment teams responsible for the Ultra and Veedot funds.

     As always, we appreciate your continued confidence in American Century.

Sincerely,
/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Chairman of the Board and Founder                     Co-Chairman of the Board

[right margin]

              Table of Contents
   Report Highlights
                                                                               2
   Frequently Asked
      Questions ...........................................................    3
PREMIUM GOVERNMENT RESERVE
   Performance Information ................................................    4
   Portfolio at a Glance ..................................................    4
   Yields .................................................................    4
   Management Q&A .........................................................    5
   Types of Investments ...................................................    5
   Schedule of Investments ................................................    6
PREMIUM CAPITAL RESERVE
   Performance Information ................................................    7
   Portfolio at a Glance ..................................................    7
   Yields .................................................................    7
   Management Q&A .........................................................    8
   Types of Investments ...................................................    8
   Schedule of Investments ................................................    9
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................   11
   Statement of Operations ................................................   12
   Statement of Changes
      in Net Assets .......................................................   13
   Notes to Financial
      Statements ..........................................................   14
   Financial Highlights ...................................................   15
OTHER INFORMATION
   Retirement Account
      Information .........................................................   17
   Background Information
      Investment Philosophy
         and Policies .....................................................   18
      Comparative Indices .................................................   18
      Lipper Rankings .....................................................   18
      Investment Team
         Leaders ..........................................................   18
      Credit Rating
         Guidelines .......................................................   18
   Glossary ...............................................................   19


                                                www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

PREMIUM GOVERNMENT RESERVE

* For the six months ended September 30, the fund outperformed over 85% of the 134 U.S. government money market funds tracked by Lipper Inc.

* The portfolio's yield increased during the period, in part because the Federal Reserve (the Fed) raised interest rates in May of 2000.

* Active management of the portfolio helped Premium Government beat its peers--we correctly anticipated interest rate changes and locked in higher yields in May and June.

* We think the Fed is done raising rates in the near-term, but the longer-term picture remains unclear.

PREMIUM CAPITAL RESERVE

* For the six months ended September 30, the fund outpaced over 90% of the 371 money market funds tracked by Lipper Inc.

* The portfolio's yield increased during the period, in part because the Federal Reserve (the Fed) raised interest rates in May of 2000.

* Active management of the portfolio helped Premium Capital Reserve beat its peers--we correctly anticipated interest rate changes and locked in higher yields in May and June.

* We think the Fed is done raising rates for the rest of this year. As a result, money market yields may have peaked.

[left margin]

          PREMIUM GOVERNMENT RESERVE
                    (TWPXX)
    TOTAL RETURNS:               AS OF 9/30/00
       6 Months                          3.03%*
       1 Year                            5.76%
    7-DAY CURRENT YIELD:                 6.14%
    INCEPTION DATE:                     4/1/93
    NET ASSETS:                  $112.7 million

            PREMIUM CAPITAL RESERVE
                    (TCRXX)
    TOTAL RETURNS:               AS OF 9/30/00
       6 Months                          3.10%*
       1 Year                            5.93%
    7-DAY CURRENT YIELD:                 6.32%
    INCEPTION DATE:                     4/1/93
    NET ASSETS:                  $420.6 million

*  Not annualized.

See Total Returns on pages 4 and 7.
Investment terms are defined in the Glossary on pages 19-20.


2      1-800-345-2021


Money Market Funds--Frequently Asked Questions
--------------------------------------------------------------------------------

WHAT IS THE NEW DATE FOR DIVIDEND PAYMENTS?

     Beginning in November, dividends will be paid on the last business day of the month, rather than the last Friday of the month. We hope this change will make your dividend payment date easier to remember.

CAN I MAKE DIRECT DEPOSITS INTO MY MONEY MARKET FUND ACCOUNT?

     Yes. You can arrange for direct deposit of your paycheck, Social Security check, military allotment, or payments from other government agencies. Visit our Web site or give us a call to obtain the necessary information to set it up

WHAT IS THE HOLDING PERIOD ON NEW DEPOSITS INTO MY ACCOUNT?

     There is a 7-business-day holding period for deposited funds--including your initial investment in a new account. There is a one-business-day holding period for wire transfers.

IS THERE A COST FOR WRITING CHECKS ON MY MONEY MARKET ACCOUNT?

     As long as each check is for $100 or more, you can write as many checks as you like at no charge.

HOW CAN I KEEP TRACK OF MY MONEY MARKET FUND TRANSACTIONS BETWEEN ACCOUNT STATEMENTS?

     You can access your investments any time through our automated telephone line and the American Century Web site. These services provide fund yields, returns, account information, and transaction services.

     You can keep tabs on your investments by:

*    visiting our Web site at
     www.americancentury.com*

*    using our Automated Information Line (1-800-345-8765)*

* calling an Investor Relations Representative at 1-800-345-2021* weekdays, 7 a.m.-7 p.m. Central time Saturdays, 9 a.m.-2 p.m. Central time

WHY DOES MY MONEY FUND YIELD FLUCTUATE?

     Money market funds are managed to maintain a stable $1 share price, but their yields will fluctuate with changes in market conditions. Common reasons for changes in your fund's yield are adjustments to Federal Reserve interest rate policy, the outlook for inflation, and supply and demand for money market securities.

     Keep in mind that no money market fund is guaranteed or insured by the U.S. government. Although money market funds are intended to preserve the value of your investment at $1 per share, there's no guarantee that they'll be able to do so.

IF YOU HAVE ANY QUESTIONS ABOUT OUR MONEY MARKET FUNDS, CALL US TOLL FREE AT 1-800-345-2021 OR E-MAIL US AT OUR WEB SITE, WWW.AMERICANCENTURY.COM.

* We must have your written authorization on file if you wish to make exchanges by phone, on our Automated Information Line, or through our Web site.

[right margin]

A FASTER AND EASIER WAY TO DEPOSIT MUTUAL FUND DISTRIBUTIONS

If you prefer to have your fund dividend or capital gains distributions sent to you instead of reinvesting them, there are a couple of ways to get access to this money faster than waiting for a check in the mail:

* YOU CAN HAVE DISTRIBUTIONS DEPOSITED DIRECTLY INTO YOUR MONEY MARKET ACCOUNT. The money will be deposited the same day that the distributions are paid.

* DISTRIBUTIONS CAN BE SENT ELECTRONICALLY TO YOUR BANK ACCOUNT. The money will be available in your bank account within three to five days.

Contact our Investor Relations Representatives to set up either of these options.


                                                www.americancentury.com      3


Premium Government Reserve--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF SEPTEMBER 30, 2000

               PREMIUM
              GOVERNMENT  90-DAY TREASURY  U.S. GOVERNMENT MONEY MARKET FUNDS(2)
               RESERVE      BILL INDEX       AVERAGE RETURN   FUND'S RANKING
================================================================================
6 MONTHS(1)     3.03%         2.98%              2.87%             --
1 YEAR          5.76%         5.73%              5.42%        12 OUT OF 131
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS         5.23%         5.12%              4.98%        16 OUT OF 109
5 YEARS         5.21%         5.14%              4.97%        12 OUT OF 97
LIFE OF FUND    4.83%         4.88%             4.61%(3)      11 OUT OF 77(3)

The fund's inception date was 4/1/93.

(1)  Returns for periods less than one year are not annualized.

(2)  According to Lipper Inc., an independent mutual fund ranking service.

(3) Since 4/30/93, the date nearest the fund's inception for which return data are available.

See pages 18-19 for information about returns and Lipper fund rankings.

PORTFOLIO AT A GLANCE
                             9/30/00        3/31/00
NUMBER OF SECURITIES           33             25
WEIGHTED AVERAGE
   MATURITY                 60 DAYS         72 DAYS
EXPENSE RATIO                0.45%*          0.45%

* Annualized.

YIELDS AS OF SEPTEMBER 30, 2000
   7-DAY CURRENT YIELD       6.14%
   7-DAY EFFECTIVE YIELD     6.32%

Investment terms are defined in the Glossary on pages 19-20.

Past performance does not guarantee future results.

Money market funds are neither insured nor guaranteed by the FDIC or any other government agency.

Yields will fluctuate, and although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The 7-day yield more closely reflects earnings of the fund than the total return.


4      1-800-345-2021


Premium Government Reserve--Q&A
--------------------------------------------------------------------------------
[photo of Beth Bunnell Hunter]

     An interview with Beth Bunnell Hunter, a portfolio manager on the Premium Government Reserve fund investment team.

HOW DID THE FUND PERFORM DURING THE SIX MONTHS ENDED SEPTEMBER 30, 2000?

     Premium Government Reserve continued to perform well--it returned 3.03%, outpacing the 2.87% average return of the 134 "U.S. Government Money Market Funds" tracked by Lipper Inc. A consistently solid performer, the fund ranked in the top 15% of its Lipper group for the one-, three-, and five-year periods ended September 30.

HOW DID THE FUND'S YIELD COMPARE?

     Premium Government Reserve's 7-day current yield rose from 5.33% on March 31 to 6.14% on September 30. The 7-day effective yield, which includes reinvested dividends, was 6.32% on September 30. That was higher than the 5.94% average effective yield of its Lipper peers.

WHY DID THE PORTFOLIO'S YIELD RISE DURING THE PERIOD?

     The Federal Reserve (the Fed) raised short-term interest rates in May 2000 for the sixth time since June 1999. That meant higher financing costs for borrowers and better yields for lenders. We benefited from higher interest rates because Premium Government Reserve is essentially a short-term lender to the various government agencies.

     In addition, several government agencies increased their short-term debt issuance. As a result, yields had to rise to attract investors.

HOW DID YOU OUTPERFORM YOUR PEERS?

     We saw a window of opportunity between May and June to lock in some attractive yields for shareholders. At that time, the market expected the Fed to continue raising interest rates. In other words, investors wanted to be paid the current rate of interest, plus additional compensation for the rate increases they expected to occur in the future.

     We thought the market was expecting too much, so we invested a portion of the portfolio in longer-term money market securities to lock in those higher yields while they were still available. As we anticipated, the Fed didn't raise interest rates in August. Our strategy was well rewarded because we earned the going rate of interest, plus a premium for the rate increases the market was expecting but never received. Our decision translated into better income and performance for shareholders.

WHAT IS YOUR OUTLOOK FOR SHORT-TERM INTEREST RATES AND HOW DO YOU PLAN TO POSITION THE FUND?

     We think the Fed is done raising rates in the near term, though the longer-term picture is unclear. We don't plan on making any significant changes until we see more economic data, which should provide clues to the Fed's next step. Our team will continue to assess opportunities to add yield, paying close attention to supply and demand.

[right margin]

"WE SAW A WINDOW OF OPPORTUNITY BETWEEN MAY AND JUNE TO LOCK IN SOME ATTRACTIVE YIELDS FOR SHAREHOLDERS."

[pie charts - data below]

TYPES OF INVESTMENTS IN
THE PORTFOLIO
                             AS OF SEPTEMBER 30, 2000
GOVERNMENT AGENCY NOTES                 37%
FLOATING-RATE AGENCY NOTES              32%
GOVERNMENT AGENCY
   DISCOUNT NOTES                       31%

                               AS OF MARCH 31, 2000
FLOATING-RATE AGENCY NOTES              36%
GOVERNMENT AGENCY
   DISCOUNT NOTES                       30%
GOVERNMENT AGENCY NOTES                 23%
TREASURY BILLS                          11%

Investment terms are defined in the Glossary on pages 19-20.


                                                www.americancentury.com      5


Premium Government Reserve--Schedule of Investments
--------------------------------------------------------------------------------

SEPTEMBER 30, 2000 (UNAUDITED)

Principal Amount                                                      Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY SECURITIES(1) -- 69.2%
               $1,113,000  FFCB, 6.28%, 1/22/01                    $  1,111,545
                3,000,000  FHLB, 5.39%, 10/6/00                       2,999,262
                3,500,000  FHLB, 4.38%, 10/23/00                      3,495,254
                5,000,000  FHLB, 5.97%, 12/1/00                       4,993,934
                2,000,000  FHLB, 6.375%, 1/24/01                      1,999,893
                3,000,000  FHLB, 0.00%, 10/16/01                      3,000,000
                2,000,000  FHLB, VRN, 6.48%, 10/4/00,
                              resets weekly off the 3-month
                              T-Bill rate plus 0.30% with
                              no caps                                 2,000,000
                5,000,000  FHLB, VRN, 6.67%, 10/4/00,
                              resets weekly off the 3-month
                              T-Bill rate plus 0.49% with
                              no caps                                 4,999,575
                5,000,000  FHLB, VRN, 6.68%, 10/4/00,
                              resets weekly off the 3-month
                              T-Bill rate plus 0.50% with
                              no caps                                 5,000,000
                2,000,000  FHLMC MTN, 6.50%, 1/19/01                  2,000,000
                3,000,000  FNMA, 5.97%, 10/2/00                       2,999,931
                3,000,000  FNMA, 6.57%, 2/22/01                       3,000,000
                2,000,000  FNMA, 7.25%, 5/25/01                       2,000,000
                2,500,000  FNMA MTN, 4.75%, 11/2/00                   2,495,448
                4,000,000  FNMA MTN, 5.86%, 11/7/00                   3,995,808
                2,000,000  FNMA MTN, 6.47%, 2/16/01                   1,995,455
                2,100,000  FNMA MTN, Series B, 5.21%,
                              10/13/00                                2,099,119
                1,250,000  SLMA MTN, 4.80%, 12/18/00                  1,245,048
                5,000,000  SLMA MTN, Series HC, VRN,
                              6.84%, 10/3/00, resets
                              quarterly off the 3-month T-Bill
                              rate plus 0.70% with no caps            5,000,199
                5,000,000  SLMA MTN, VRN, 6.61%,
                              10/3/00, resets quarterly off
                              the 3-month T-Bill plus 0.43%
                              with no caps                            4,996,414
                5,000,000  SLMA MTN, VRN, 6.57%,
                              10/5/00, resets quarterly off
                              the 3-month T-Bill plus 0.43%
                              with no caps                            5,000,000
                5,000,000  SLMA, VRN, 6.55%, 10/3/00,
                              resets weekly off the 3-month
                              T-Bill rate plus 0.41% with
                              no caps                                 5,000,000
                4,000,000  SLMA, VRN, 6.63%, 10/3/00,
                              resets weekly off the 3-month
                              T-Bill rate plus 0.45% with
                              no caps                                 3,999,342
                1,019,000  TVA, 6.00%, 11/1/00                        1,018,248
                                                                   ------------
TOTAL U.S. GOVERNMENT
AGENCY SECURITIES                                                    76,444,475
                                                                   ------------

Principal Amount                                                      Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY DISCOUNT NOTES(1) -- 30.8%
               $3,000,000  FHLB Discount Notes, 6.40%,
                              11/15/00                             $  2,976,000
                3,000,000  FHLB Discount Notes, 6.40%,
                              2/7/01                                  2,931,200
                3,000,000  FHLB Discount Notes, 6.40%,
                              2/28/01                                 2,920,063
                4,000,000  FHLMC Discount Notes, 6.43%,
                              10/19/00                                3,987,140
                5,000,000  FHLMC Discount Notes, 6.39%,
                              12/7/00                                 4,940,537
                4,500,000  FHLMC Discount Notes, 6.39%,
                              12/7/00                                 4,446,484
                5,000,000  FHLMC Discount Notes, 6.41%,
                              12/15/00                                4,933,229
                3,000,000  FHLMC Reference Bills, 6.50%,
                              3/29/01                                 2,903,042
                4,000,000  FNMA Discount Notes, 6.43%,
                              10/19/00                                3,987,150
                                                                   ------------
TOTAL U.S. GOVERNMENT AGENCY
DISCOUNT NOTES                                                       34,024,845
                                                                   ------------
TOTAL INVESTMENT SECURITIES -- 100.0%                              $110,469,320
                                                                   ============


NOTES TO SCHEDULE OF INVESTMENTS

FFCB = Federal Farm Credit Bank

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

MTN = Medium Term Note

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SLMA = Student Loan Marketing Association

TVA = Tennessee Valley Authority

VRN = Variable Rate Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective September 30,2000.

(1) The rates for U.S. Government Agency Discount Notes are the yield to maturity at purchase. The rates for U.S. Government Agency Securities are the stated coupon rates.


6      1-800-345-2021                         See Notes to Financial Statements


Premium Capital Reserve--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF SEPTEMBER 30, 2000

               PREMIUM
               CAPITAL   90-DAY TREASURY   MONEY MARKET INSTRUMENT FUNDS(2)
               RESERVE     BILL INDEX       AVERAGE RETURN   FUND'S RANKING
================================================================================
6 MONTHS(1)     3.10%         2.98%             2.86%             --
1 YEAR          5.93%         5.73%             5.43%        21 OUT OF 362
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS         5.39%         5.12%             4.94%        28 OUT OF 289
5 YEARS         5.33%         5.14%             4.95%        28 OUT OF 249
LIFE OF FUND    4.93%         4.88%            4.69%(3)      25 OUT OF 176(3)

The fund's inception date was 4/1/93.

(1)  Returns for periods less than one year are not annualized.

(2)  According to Lipper Inc., an independent mutual fund ranking service.

(3) Since 4/30/93, the date nearest the fund's inception for which return data are available.

See pages 18-19 for information about returns and Lipper fund rankings.

PORTFOLIO AT A GLANCE
                              9/30/00        3/31/00
NUMBER OF SECURITIES            84             54
WEIGHTED AVERAGE
   MATURITY                  68 DAYS         59 DAYS
EXPENSE RATIO                 0.45%*          0.45%

* Annualized.

YIELDS AS OF SEPTEMBER 30, 2000
   7-DAY CURRENT YIELD        6.32%
   7-DAY EFFECTIVE YIELD      6.52%

Investment terms are defined in the Glossary on pages 19-20.

Past performance does not guarantee future results.

Money market funds are neither insured nor guaranteed by the FDIC or any other government agency.

Yields will fluctuate, and although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The 7-day yield more closely reflects earnings of the fund than the total return.


                                                www.americancentury.com      7


Premium Capital Reserve--Q&A
--------------------------------------------------------------------------------
[photo of John Walsh]

     An interview with John Walsh, a portfolio manager on the Premium Capital Reserve fund investment team.

HOW DID PREMIUM CAPITAL RESERVE PERFORM DURING THE SIX MONTHS ENDED SEPTEMBER 30, 2000?

     The portfolio performed well, providing stability during a volatile period in U.S. financial markets. Premium Capital Reserve's total return was 3.10%, which beat the 2.86% average return of the 371 "Money Market Instrument Funds" tracked by Lipper Inc. In addition, Premium Capital Reserve's longer-term performance ranks in the top 15% of the Lipper group (see the previous page).

     Premium Capital Reserve also provided shareholders with more income than the average money market fund. Premium Capital Reserve's 7-day current yield rose from 5.63% on March 31 to 6.32% on September 30. The 7-day effective yield, which includes reinvested dividends, was 6.52% at the end of September. That was higher than the 5.96% average effective yield of its Lipper peers.

WHY DID PREMIUM CAPITAL RESERVE'S  YIELD RISE?

     There are two key reasons for the increase in yield. First, the Federal Reserve (the Fed) raised short-term interest rates to cool the economy and keep a lid on inflation. Second, we added some higher-yielding one-year securities in the second quarter of the year.

LET'S FOCUS ON FED RATE POLICY. HOW DOES IT RELATE TO MONEY MARKET YIELDS?

     By raising interest rates, the Fed increases borrowing costs for consumers and corporations. That means companies and other borrowers have to pay more interest on the short-term debt they issue. Because this debt makes up the pool of money market securities we invest in (see page 19 for examples and definitions of money market securities), higher rates help boost money market fund yields.

     The Fed raised interest rates pretty aggressively in mid-May. That increase accounted for much of the gain in Premium Capital Reserve's yield.

WHAT CHANGES DID YOU MAKE TO ADD YIELD TO THE FUND?

     We bought some one-year securities with very attractive yields in May and June--after the Fed was done raising rates. Yields on one-year securities rose sharply in the second quarter because investors expected even more rate increases. But we thought market expectations for interest rates had gone too far and that the yields available on these securities were just too good to pass up.

WHAT'S YOUR OUTLOOK FOR THE FUND'S YIELD?

     We think money market yields have peaked for now. Economic growth slowed significantly in the third quarter, so we believe it's highly unlikely that the Fed will raise short-term interest rates again in the coming months.

[left margin]

"PREMIUM CAPITAL RESERVE ALSO PROVIDED SHAREHOLDERS WITH MORE INCOME THAN THE AVERAGE MONEY MARKET FUND."

[pie charts - data below]

TYPES OF INVESTMENTS IN
THE PORTFOLIO
                           AS OF SEPTEMBER 30, 2000
COMMERCIAL PAPER                      82%
CERTIFICATES OF DEPOSIT                9%
VARIABLE-RATE NOTES                    4%
OTHER                                  5%

                             AS OF MARCH 31, 2000
COMMERCIAL PAPER                      80%
CERTIFICATES OF DEPOSIT                8%
VARIABLE-RATE NOTES                    7%
OTHER                                  5%

Investment terms are defined in the Glossary on pages 19-20.


8      1-800-345-2021


Premium Capital Reserve--Schedule of Investments
--------------------------------------------------------------------------------

SEPTEMBER 30, 2000 (UNAUDITED)

Principal Amount                                                      Value
--------------------------------------------------------------------------------
COMMERCIAL PAPER(1) -- 81.5%
             $  6,800,000  AEGON Funding Corp.,
                              6.23%-6.29%,
                              10/4/00-12/13/00 (Acquired
                              3/23/00-3/30/00, Cost
                              $6,537,599)(2)                       $  6,760,109
               17,500,000  Allianz of America Inc.,
                              6.48%-6.54%,
                              10/10/00-12/14/00
                              (Acquired 7/7/00-9/14/00,
                              Cost $17,203,608)(2)                   17,347,616
                2,900,000  American Family Financial
                              Services, 6.53%, 3/1/01                 2,820,570
                5,000,000  Banco Hipotecario S.A., 6.52%,
                              11/15/00                                4,959,250
                9,000,000  Corporate Receivables Corp.,
                              6.50%-6.53%,
                              10/5/00-12/7/00 (Acquired
                              7/13/00-8/9/00, Cost
                              $8,830,720)(2)                          8,936,612
               14,500,000  Countrywide Home Loans, Inc.,
                              6.75%, 10/2/00                         14,497,283
               19,000,000  Credit Suisse First Boston Inc.,
                              6.48%-6.75%,
                              10/6/00-3/12/01 (Acquired
                              5/17/00-9/11/00, Cost
                              $18,468,983)(2)                        18,744,695
                3,000,000  DaimlerChrysler AG, 6.59%,
                              10/11/00                                2,994,509
               16,000,000  Dakota Certificates (Citibank),
                              6.51%-6.58%,
                              10/5/00-10/13/00 (Acquired
                              7/6/00-9/5/00, Cost
                              $15,804,973)(2)                        15,973,364
               14,500,000  Emerald Certificates,
                              6.53%-6.55%,
                              10/10/00-11/20/00
                              (Acquired 8/17/00-9/25/00,
                              Cost $14,363,899)(2)                   14,421,976
                5,000,000  Enron Funding Corp., 6.48%,
                              11/17/00 (Acquired 9/15/00,
                              Cost $4,943,300)(2)                     4,957,700
               14,500,000  Falcon Asset Securities Corp.,
                              6.50%-6.55%,
                              11/7/00-1/19/01
                              (Acquired 8/21/00-9/21/00,
                              Cost $14,244,039)(2)                   14,309,799
               15,000,000  Formosa Plastics Corp. USA,
                              6.52%-6.70%,
                              11/6/00-11/15/00                       14,890,184
               18,127,000  Fortis Funding LLC,
                              6.52%-6.53%,
                              10/11/00-2/5/01 (Acquired
                              7/11/00-8/8/00, Cost
                              $17,754,461)(2)                        17,988,169
                2,400,000  Fuji Photo Film Finance USA,
                              6.54%, 10/26/00                         2,389,100
               12,500,000  General Electric Capital Corp.,
                              6.48%-6.56%,
                              2/14/01-3/1/01                         12,178,822

Principal Amount                                                      Value
--------------------------------------------------------------------------------

              $10,000,000  General Electric Financial
                              Assurance Holdings, 6.53%,
                              10/13/00-1/18/01
                              (Acquired 8/2/00-9/15/00,
                              Cost $9,821,332)(2)                  $  9,890,259
                4,500,000  GMAC Mortgage Corp., 6.62%,
                              10/2/00                                 4,499,172
                5,000,000  Halogen Capital Co., 6.52%,
                              10/17/00 (Acquired 9/18/00,
                              Cost $4,973,739)(2)                     4,985,511
               17,310,000  National Rural Utilities
                              Cooperative Finance Corp.,
                              6.18%-6.46%,
                              10/16/00-3/27/01                       16,944,930
               18,000,000  Newcastle Certificates,
                              6.55%-6.62%,
                              10/12/00-11/16/00
                              (Acquired 7/14/00-9/1/00,
                              Cost $17,732,843)(2)                   17,885,634
               13,500,000  Old Line Funding Corp., 6.51%,
                              10/20/00-10/24/00
                              (Acquired 9/7/00-9/8/00,
                              Cost $13,389,782)(2)                   13,447,469
                7,159,000  Receivables Capital Corp., 6.50%,
                              10/4/00-11/17/00
                              (Acquired 8/18/00-9/12/00,
                              Cost $7,080,968)(2)                     7,115,106
               10,500,000  Reed Elsevier Inc., 6.50%,
                              10/17/00-10/19/00
                              (Acquired 8/16/00-8/29/00,
                              Cost $10,393,382)(2)                   10,467,681
               18,540,000  Rio Tinto America Inc.,
                              6.51%-6.53%,
                              10/23/00-11/14/00
                              (Acquired 8/2/00-8/21/00,
                              Cost $18,268,199)(2)                   18,425,737
               15,000,000  Sand Dollar Funding LLC,
                              6.49%-6.51%,
                              11/29/00-12/20/00
                              (Acquired 8/24/00-9/25/00,
                              Cost $14,759,928)(2)                   14,810,511
                7,200,000  Sempra Energy, 6.52%,
                              10/27/00 (Acquired 9/26/00,
                              Cost $7,159,576)(2)                     7,166,095
               12,700,000  Spintab-Swedmortgage AB,
                              6.47%, 12/4/00                         12,553,844
                5,000,000  Tannehill Capital Company LLC,
                              6.60%, 10/10/00 (Acquired
                              7/18/00, Cost $4,923,000)(2)            4,991,750
                9,300,000  Transamerica Asset Funding Corp.,
                              6.51%, 10/19/00-10/23/00
                              (Acquired 8/29/00-9/15/00,
                              Cost $9,224,340)(2)                     9,266,618
                5,000,000  WCP Funding Inc., 6.50%,
                              10/31/00 (Acquired 9/8/00,
                              Cost $4,952,153)(2)                     4,972,917
               10,000,000  Windmill Funding Corp.,
                              6.50%-6.54%,
                              10/3/00-10/6/00 (Acquired
                              7/7/00-8/7/00, Cost
                              $9,865,900)(2)                          9,993,669
                                                                   ------------
TOTAL COMMERCIAL PAPER                                              341,586,661
                                                                   ------------


See Notes to Financial Statements               www.americancentury.com      9


Premium Capital Reserve--Schedule of Investments
--------------------------------------------------------------------------------
                                                                   (Continued)
SEPTEMBER 30, 2000 (UNAUDITED)

Principal Amount                                                      Value
--------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT -- 8.8%
             $  5,000,000  Abbey National Treasury Services
                              PLC, 7.33%, 5/16/01                  $  5,000,293
                8,000,000  National Westminster Bank PLC
                              (New York), 6.79%-6.87%,
                              3/28/01-4/3/01                          7,998,878
                9,000,000  Royal Bank of Canada (New York),
                              6.44%-6.48%,
                              1/5/01-1/10/01                          8,998,841
               10,000,000  UBS AG/Stamford Branch,
                              6.89%-6.97%,
                              8/2/01-8/20/01                          9,997,490
                5,000,000  Westdeutsche Landesbank,
                              7.10%, 5/3/01                           5,000,000
                                                                   ------------
TOTAL CERTIFICATES OF DEPOSIT                                        36,995,502
                                                                   ------------

CORPORATE BONDS -- 4.5%
                3,000,000  Jackson National Life Insurance
                              Co., VRN, 6.77%, 10/9/00,
                              resets monthly off the 1-month
                              LIBOR plus 0.15% with no caps
                              (Acquired 6/9/00, Cost
                              $3,000,000)(2)                          3,000,000
                5,000,000  Transamerica Asset Funding Corp.,
                              VRN, 6.82%, 11/1/00, resets
                              quarterly off the 3-month
                              LIBOR plus 0.11% with no caps
                              (Acquired 11/9/99, Cost
                              $5,000,000)(2)                          5,000,000
                6,000,000  Travelers Insurance Company (The),
                              VRN, 6.65%, 10/23/00, resets
                              monthly off the 1-month LIBOR
                              plus 0.03% with no caps
                              (Acquired 5/22/00, Cost
                              $6,000,000)(2)                          6,000,000
                5,000,000  U.S. Bank NA Minnesota, VRN,
                              6.69%, 10/18/00, resets
                              monthly off the 1-month LIBOR
                              plus 0.07% with no caps                 5,003,426
                                                                   ------------
TOTAL CORPORATE BONDS                                                19,003,426
                                                                   ------------

ASSET-BACKED SECURITIES(3) -- 3.2%
                3,236,936  AmeriCredit Automobile
                              Receivables Trust, Series
                              2000 B, Class A1 SEQ, 6.89%,
                              6/5/01                                  3,236,936
                3,439,900  Associates Automobile
                              Receivables Trust, Series
                              2000-1, Class A1 SEQ, 6.85%,
                              6/15/01                                 3,439,900

Principal Amount                                                      Value
--------------------------------------------------------------------------------

             $  5,000,000  Ford Credit Auto Owner Trust,
                              Series 2000 E, Class A1 SEQ,
                              6.58%, 1/16/01                       $  5,000,000
                1,274,309  Household Automotive Trust,
                              Series 2000-2, Class A1 SEQ,
                              6.81%, 7/16/01                          1,274,309
                  387,146  WFS Financial Owner Trust,
                              Series 2000 A, Class A1 SEQ,
                              6.28%, 3/20/01                            387,146
                                                                   ------------
TOTAL ASSET-BACKED SECURITIES                                        13,338,291
                                                                   ------------

BANK NOTES -- 1.0%
                4,000,000  Bank of America N.A., 7.20%,
                              5/4/01                                  4,000,000
                                                                   ------------

U.S. GOVERNMENT AGENCY SECURITIES - 1.0%
                4,000,000  FHLMC, MTN, 6.50%, 1/19/01                 4,000,000
                                                                   ------------

TOTAL INVESTMENT SECURITIES -- 100.0%                              $418,923,880
                                                                   ============

NOTES TO SCHEDULE OF INVESTMENTS

FHLMC = Federal Home Loan Mortgage Corporation

LIBOR = London Interbank Offered Rate

MTN = Medium Term Note

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

VRN = Variable Rate Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective September 30, 2000.

(1) The rates for commercial paper are the yield to maturity at purchase.

(2) Security was purchased under Rule 144A or Section 4(2) of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at September 30, 2000, was $266,858,997 which represented 63.5% of net assets. Restricted securities considered illiquid represent 3.3% of net assets.

(3) Final maturity indicated. Expected maturity used for purposes of calculating the weighted average maturity.


10      1-800-345-2021                         See Notes to Financial Statements



Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

                                                   PREMIUM           PREMIUM
                                                 GOVERNMENT          CAPITAL
SEPTEMBER 30, 2000 (UNAUDITED)                     RESERVE           RESERVE

ASSETS
Investment securities, at value
  (amortized cost and cost for
  federal income tax purposes) ...........   $   110,469,320    $   418,923,880
Cash .....................................         3,896,512            275,767
Interest receivable ......................         1,420,139          1,579,866
                                             ---------------    ---------------
                                                 115,785,971        420,779,513
                                             ---------------    ---------------

LIABILITIES
Payable for investments purchased ........         3,000,000               --
Accrued management fees (Note 2) .........            42,166            151,496
Dividends payable ........................            21,239             71,275
Payable for directors' fees and expenses .               127                 35
                                             ---------------    ---------------
                                                   3,063,532            222,806
                                             ---------------    ---------------
Net Assets ...............................   $   112,722,439    $   420,556,707
                                             ===============    ===============

CAPITAL SHARES, $0.01 PAR VALUE
Authorized ...............................     1,000,000,000      1,000,000,000
                                             ===============    ===============
Outstanding ..............................       112,722,627        420,557,764
                                             ===============    ===============
Net Asset Value Per Share ................   $          1.00    $          1.00
                                             ===============    ===============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) ..   $   112,722,627    $   420,557,764
Accumulated net realized loss
  on investment transactions .............              (188)            (1,057)
                                             ---------------    ---------------
                                             $   112,722,439    $   420,556,707
                                             ===============    ===============


See Notes to Financial Statements              www.americancentury.com      11


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of interest income, fees and expenses, and investment gains or losses.

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2000 (UNAUDITED)

                                                   PREMIUM           PREMIUM
                                                 GOVERNMENT          CAPITAL
                                                   RESERVE           RESERVE
INVESTMENT INCOME
Income:
Interest ................................       $  2,920,002       $ 12,834,881
                                                ------------       ------------

Expenses (Note 2):
Management fees .........................            203,986            878,316
Directors' fees and expenses ............                209                905
                                                ------------       ------------
                                                     204,195            879,221
                                                ------------       ------------

Net investment income ...................          2,715,807         11,955,660
                                                ------------       ------------

Net realized gain (loss)
  on investments ........................              2,506             (1,045)
                                                ------------       ------------

Net Increase in Net Assets
  Resulting from Operations .............       $  2,718,313       $ 11,954,615
                                                ============       ============


12      1-800-345-2021                        See Notes to Financial Statements


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

SIX MONTHS ENDED SEPTEMBER 30, 2000 (UNAUDITED) AND YEAR ENDED MARCH 31, 2000

Increase (Decrease)             PREMIUM GOVERNMENT RESERVE      PREMIUM CAPITAL RESERVE
  in Net Assets              SEPT. 30, 2000  MARCH 31, 2000  SEPT. 30, 2000  MARCH 31, 2000

OPERATIONS
Net investment income ...... $   2,715,807  $   4,383,471  $  11,955,660  $  16,043,951
Net realized gain (loss)
  on investments ...........         2,506         (2,694)        (1,045)         7,716
                             -------------  -------------  -------------  -------------
Net increase in net assets
  resulting from operations      2,718,313      4,380,777     11,954,615     16,051,667
                             -------------  -------------  -------------  -------------

DISTRIBUTIONS TO
SHAREHOLDERS
From net investment income .    (2,715,807)    (4,383,471)   (11,955,660)   (16,043,951)
From net realized gains on
  investment transactions ..          --             --             --           (4,674)
                             -------------  -------------  -------------  -------------
Decrease in net assets
  from distributions .......    (2,715,807)    (4,383,471)   (11,955,660)   (16,048,625)
                             -------------  -------------  -------------  -------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ..   161,320,137    385,615,932    241,544,380    576,548,075
Proceeds from reinvestment
  of distributions .........     2,633,001      4,334,708     11,400,353     15,425,655
Payments for shares redeemed  (130,641,736)  (431,832,940)  (211,105,803)  (489,306,402)
                             -------------  -------------  -------------  -------------
Net increase (decrease) in
  net assets from capital
  share transactions .......    33,311,402    (41,882,300)    41,838,930    102,667,328
                             -------------  -------------  -------------  -------------
Net increase (decrease)
  in net assets ............    33,313,908    (41,884,994)    41,837,885    102,670,370

NET ASSETS
Beginning of period ........    79,408,531    121,293,525    378,718,822    276,048,452
                             -------------  -------------  -------------  -------------
End of period .............. $ 112,722,439  $  79,408,531  $ 420,556,707  $ 378,718,822
                             =============  =============  =============  =============

TRANSACTIONS IN SHARES
OF THE FUNDS
Sold .......................   161,320,137    385,615,932    241,544,380    576,548,075
Issued in reinvestment
  of distributions .........     2,633,001      4,334,708     11,400,353     15,425,654
Redeemed ...................  (130,641,736)  (431,832,940)  (211,105,802)  (489,306,402)
                             -------------  -------------  -------------  -------------
Net increase ...............    33,311,402    (41,882,300)    41,838,931    102,667,327
                             =============  =============  =============  =============


See Notes to Financial Statements              www.americancentury.com      13


Notes to Financial Statements
--------------------------------------------------------------------------------

SEPTEMBER 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------
1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Premium Reserves, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Premium Government Reserve Fund (Government Reserve) and Premium Capital Reserve Fund (Capital Reserve) (the funds) are two of the three funds issued by the corporation. The funds are diversified under the 1940 Act. The investment objective of Government Reserve and Capital Reserve is to obtain as high a level of current income as is consistent with preservation of capital and maintenance of liquidity. The following significant accounting policies are in accordance with generally accepted accounting principles; these policies may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Securities are valued at amortized cost, which approximates current value. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that the funds' investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The funds require that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the funds to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the funds under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the funds, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account held at the funds' custodian. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared daily and distributed monthly. The funds do not expect to realize any long-term capital gains and, accordingly do not expect to pay any long-term capital gains distributions.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    At March 31, 2000, accumulated net realized short-term capital loss carryovers of $2,687 for Capital Reserve (expiring in 2008) may be used to offset future taxable gains.

--------------------------------------------------------------------------------
2.  TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM that provides the funds with investment advisory and management services in exchange for a single, unified fee. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on each fund's average daily closing net assets during the previous month. The annual management fee for each fund is 0.45%.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation's transfer agent, American Century Services Corporation.


14      1-800-345-2021


Premium Government Reserve--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years. It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                     2000(1)          2000          1999           1998           1997         1996
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ........  $      1.00       $      1.00   $      1.00    $      1.00   $      1.00   $      1.00
                                -----------       -----------   -----------    -----------   -----------   -----------
Income From Investment
Operations
  Net Investment Income ......         0.03              0.05          0.05           0.05          0.05          0.05
                                -----------       -----------   -----------    -----------   -----------   -----------
Distributions
  From Net Investment Income .        (0.03)            (0.05)        (0.05)         (0.05)        (0.05)        (0.05)
                                -----------       -----------   -----------    -----------   -----------   -----------
Net Asset Value, End of Period  $      1.00       $      1.00   $      1.00    $      1.00   $      1.00   $      1.00
                                ===========       ===========   ===========    ===========   ===========   ===========
  Total Return(2) ............         3.03%             5.03%         4.98%          5.25%         5.07%         5.49%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ......         0.45%(3)          0.45%         0.45%          0.45%         0.45%         0.44%
Ratio of Net Investment Income
  to Average Net Assets ......         5.97%(3)          4.89%         4.82%          5.13%         4.96%         5.30%
Net Assets, End of Period
  (in thousands) .............  $   112,722       $    79,409   $   121,294    $    44,495   $    38,838   $    26,191

(1) Six months ended September 30, 2000 (unaudited).

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3) Annualized.


See Notes to Financial Statements              www.americancentury.com      15


Premium Capital Reserve--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years. It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                     2000(1)       2000        1999         1998         1997         1996
PER-SHARE DATA
Net Asset Value,
  Beginning of Period .............  $1.00         $1.00       $1.00        $1.00        $1.00        $1.00
                                   -----------   ---------   ----------   ----------   ----------   ----------
Income From Investment
Operations
  Net Investment Income ...........   0.03         0.05        0.05         0.05         0.05         0.05
                                   -----------   ---------   ----------   ----------   ----------   ----------
Distributions
  From Net Investment Income ......  (0.03)       (0.05)      (0.05)       (0.05)       (0.05)       (0.05)
                                   -----------   ---------   ----------   ----------   ----------   ----------
Net Asset Value, End of Period ....  $1.00         $1.00       $1.00        $1.00        $1.00        $1.00
                                   ===========   =========   ==========   ==========   ==========   ==========
  Total Return(2) .................   3.10%        5.18%       5.14%        5.38%        5.13%        5.58%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ........... 0.45%(3)       0.45%       0.45%        0.45%        0.45%        0.45%
Ratio of Net Investment Income
  to Average Net Assets ........... 6.11%(3)       5.09%       4.99%        5.26%        5.01%        5.50%
Net Assets, End of Period
  (in thousands) .................. $420,557     $378,719    $276,048     $182,487     $153,958     $133,417

(1)  Six months ended September 30, 2000 (unaudited).

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3)  Annualized.


16      1-800-345-2021                        See Notes to Financial Statements


Retirement Account Information
--------------------------------------------------------------------------------

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Visit our Web site
(www.americancentury.com) or call us for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


                                                www.americancentury.com      17


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 38 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each is managed to provide a "pure play" on a specific sector of the fixed-income market.

     To ensure adherence to this principle, the basic structure of each portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions.

     Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     PREMIUM GOVERNMENT RESERVE and PREMIUM CAPITAL RESERVE seek to provide interest income while maintaining a stable share price. Premium Government Reserve invests in U.S. government money market securities, while Premium Capital Reserve invests in a diversified portfolio of money market securities.

     An investment in the funds is neither insured nor guaranteed by the FDIC or any other government agency. Yields will fluctuate, and although the funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the funds.

COMPARATIVE INDICES

     The following index is used in the report for fund performance comparisons. It is not an investment product available for purchase.

     The 90-DAY TREASURY BILL INDEX is derived from secondary market interest rates as published by the Federal Reserve Bank.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     The Lipper categories for the Premium Reserve Money Market  funds are:

     U.S. GOVERNMENT MONEY MARKET FUNDS (Premium Government Reserve) -- funds with dollar-weighted average maturities of less than 90 days that intend to maintain a stable net asset value and that invest principally in financial instruments issued or guaranteed by the U.S. government, its agencies, or instrumentalities.

     MONEY MARKET INSTRUMENT FUNDS (Premium Capital Reserve) -- funds that intend to maintain a stable net asset value and invest in high-quality financial instruments rated in the top two grades with dollar-weighted average maturities of less than 90 days.

     But unlike most of the funds in their Lipper categories, the Premium Reserve Money Market funds are intended for high-net-worth individual investors (minimum balance requirement is $100,000). In addition to higher minimums, the Premium Reserve Money Market funds have lower expenses, giving them an advantage compared with their Lipper peer group. All else being equal, lower expenses translate into higher yields and returns.

[left margin]

INVESTMENT TEAM LEADERS
  Premium Government Reserve
     BETH BUNNELL HUNTER
  Premium Capital Reserve
     JOHN WALSH

CREDIT RATING GUIDELINES

    CREDIT RATINGS ARE ISSUED BY INDEPENDENT RESEARCH COMPANIES SUCH AS STANDARD & POOR'S AND MOODY'S. THEY ARE BASED ON AN ISSUER'S FINANCIAL STRENGTH AND ABILITY TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER.

    A-1 (WHICH INCLUDES A-1+) IS STANDARD & POOR'S HIGHEST CREDIT RATING FOR SHORT-TERM SECURITIES. HERE ARE THE MOST COMMON SHORT-TERM CREDIT RATINGS AND THEIR DEFINITIONS:

*   A-1+: EXTREMELY STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.

*   A-1: STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.

*   A-2: SATISFACTORY ABILITY TO MEET FINANCIAL OBLIGATIONS.

    IT'S IMPORTANT TO NOTE THAT CREDIT RATINGS ARE SUBJECTIVE, REFLECTING THE OPINIONS OF THE RATING AGENCIES; THEY ARE NOT ABSOLUTE STANDARDS OF QUALITY.


18      1-800-345-2021


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 15-16.

YIELDS

* 7-DAY CURRENT YIELD is calculated based on the income generated by an investment in the fund over a seven-day period and is expressed as an annual percentage rate.

* 7-DAY EFFECTIVE YIELD is calculated similarly, although this figure is slightly higher than the fund's 7-Day Current Yield because of the effects of compounding. The 7-Day Effective Yield assumes that income earned from the fund's investments is reinvested and generating additional income.

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES -- the number of different securities held by the fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and sensitivity the portfolio has.

* EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See
Note 2 in the Notes to Financial Statements.)

TYPES OF MONEY MARKET SECURITIES

* ASSET-BACKED SECURITIES -- debt securities that represent ownership in a pool of receivables, such as credit card debt, auto loans, or mortgages.

* BANK NOTES -- promissory notes issued in the U.S. by domestic commercial banks.

* CERTIFICATES OF DEPOSIT (CDS) -- CDs represent a bank's obligation to repay money deposited with it for a specified period of time.

* COMMERCIAL PAPER (CP) -- short-term debt issued by large corporations to raise cash and to cover current expenses in anticipation of future revenues.

* REPURCHASE AGREEMENTS (REPOS) -- short-term debt agreements in which a fund buys a security at one price and simultaneously agrees to sell it back to the seller at a slightly higher price on a specified date (usually within seven days). The fund does not own the security; instead, the security serves as collateral for the agreement.

* U.S. GOVERNMENT AGENCY NOTES -- intermediate-term debt securities issued by U.S. government agencies (such as the Federal Home Loan Bank). These notes are issued with maturities ranging from three months to 30 years, but the funds only invest in those with remaining maturities of 397 days or less.

* U.S. GOVERNMENT AGENCY DISCOUNT NOTES -- short-term debt securities issued by U.S. government agencies (such as the Federal Home Loan Bank). These notes are issued at a discount and achieve full value at maturity (typically one year or less).

* VARIABLE-RATE NOTES (VRNS) -- debt securities whose interest rates change when a designated base rate changes. The base rate is often the federal funds rate, the 90-day Treasury bill rate, or the London Interbank Offered Rate.


                                                www.americancentury.com      19


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.


20      1-800-345-2021


[inside back cover]


AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities               International Discovery
   Giftrust(reg.tm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.tm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Intermediate-Term Bond          CA Intermediate-Term
   Intermediate-Term Treasury         Tax-Free
   GNMA                            AZ Intermediate-Term
   Inflation-Adjusted Treasury        Municipal
   Limited-Term Bond               FL Intermediate-Term
   Target 2000*                       Municipal
   Short-Term Government           Intermediate-Term Tax-Free
   Short-Term Treasury             CA Limited-Term Tax-Free
                                   Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Long-Term Treasury              CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Bond                            CA Insured Tax-Free
   Premium Bond

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2025*                    CA High-Yield Municipal
   Target 2020*                    High-Yield Municipal
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Premium Capital Reserve         FL Municipal Money Market
   Prime Money Market              CA Municipal Money Market
   Premium Government Reserve      CA Tax-Free Money Market
   Government Agency               Tax-Free Money Market
      Money Market
   Capital Preservation


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon. Target 2000 will close on December 15, 2000. The fund closed to new investors on 10/1/2000, and will no longer accept investments from current shareholders beginning 11/01/2000.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]


Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their futures in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY PREMIUM RESERVES, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                      PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES


0011                                 American Century Investment Services, Inc.
SH-SAN-22594                      (c)2000 American Century Services Corporation